================================================================================


                              Highly Confidential
                              --------------------------------------------------



                              Presentation to the Special
                              Committee of the Board of
                              Directors

                              NOVEMBER 21, 2001
                              --------------------------------------------------

                             ---------------------------------------------------
                              These materials are not intended to constitute
                              an opinion or appraisal. These materials, which are based in part on information provided by the Company, are intended solely to accompany discussion with the Special Committee of the Board of Directors.
                             ---------------------------------------------------

                                                               TABLE OF CONTENTS
================================================================================

    I.  Transaction Chronology

   II.  Transaction Overview

  III.  Overview of NextHealth
            A. Historical and Projected Financial Results
            B. Historical Stock Price Performance

   IV.  Valuation Summary
            A. Methodology
            B. Implied Valuation Matrix
            C. Premium Analysis

        Appendix

            A. Precedent Transaction Analysis: Resorts
            B. Precedent Transaction Analysis: Specialized Healthcare
            C. Public Company Analysis
            D. Net Operating Loss Utilization and Valuation
            E. Land Development Rights Valuation
            F. Diluted Share Calculation
2
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

================================================================================

                     ------------------------------------



                     I. Transaction Chronology


                     ------------------------------------

                                                          TRANSACTION CHRONOLOGY
================================================================================

--------------------------------------------------------------------------------

  . August 8, 2000:       NextHealth, Inc. ("NextHealth" or the "Company")
                          received a letter from AP NH, LLC ("Apollo") requesting that NextHealth purchase Apollo's investments in the Company for a cash price of $5.39 a share or $30.7 million (the "Apollo Proposal").

  . October 16, 2000:     NextHealth engaged Prudential Securities
                          Incorporated ("Prudential Securities" or "PSI") to serve as its financial advisor to evaluate the Apollo Proposal and other strategic alternatives.

  . Late December 2000:   The Special Committee of NextHealth's Board of
                          Directors (the "Special Committee") decided not to pursue the Apollo Proposal.

  . January 16, 2001:     NextHealth announced that it appointed a Special
                          Committee to consider strategic options, including a possible sale of the Company, to maximize shareholder value. The Company also announced that it had retained Prudential Securities as financial advisor to the Special Committee.

================================================================================

4
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

                                                          TRANSACTION CHRONOLOGY
================================================================================

--------------------------------------------------------------------------------

  .  January 18, 2001:     NextHealth received an offer from Anam LLC ("Parent"
                           or "Bidder I"), organized by Bill O'Donnell, Jr.,
                           NextHealth's chief executive officer and George L.
                           Ruff, a director of the Company, to buy all outstanding shares and interest for $5.10 per share in cash, subject to financing and other contingencies.

  .  January 19, 2001      Prudential Securities responded to the 1/18/01 offer.
                           PSI told Bidder I that the price was not sufficient and that the Company was not willing to accept a financing contingency or a non-solicitation provision.

  .  January 24, 2001:     Bidder I revised its offer to $5.45 share and the
                           Company issued a press release announcing the revised offer.

  .  Mid-Jan. to mid-Feb:  Prudential Securities and the Special Committee
                           received inquiries from seven (7) parties.

  .  January 25, 2001:     Prudential Securities mailed confidentiality
                           agreements to the interested parties. Subsequently, after the execution of the confidentiality agreements, Prudential Securities mailed informational materials (the "Materials") and procedure letters to such interested parties. Five
                           (5) entities executed confidentiality agreements and received the Materials.

================================================================================

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

                                                          TRANSACTION CHRONOLOGY
================================================================================

--------------------------------------------------------------------------------

  .  February 14, 2001:   Prudential Securities received one preliminary
                          indication of interest from Bidder II at $5.75 to $6.00 per share.

  .  February 23, 2001:   Prudential Securities received one preliminary
                          indication of interest from Bidder III, who expressed interest in acquiring the assets of Sierra Tucson for $50 million free and clear of any liabilities.

  .  Late Feb. to         Bidder II and Bidder III conducted due diligence at a
     Mid March:           data room in New York as well as at the Company. All
                          information that was provided to Bidder I was also made available to Bidders II and III.

  .  March 14, 2001:      The Company received 4 offers:

                       . Bidder I submitted a proposal to purchase all outstanding shares and interest in the Company for $5.75 per share.

                       . Bidder II/Bidder III jointly submitted a proposal to purchase all outstanding shares and interest in the Company for $5.75 per share subject to certain conditions and potential price adjustments related to Miraval's EBITDA and the Company's projected cash balance.

================================================================================

6
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

                                                          TRANSACTION CHRONOLOGY
================================================================================

--------------------------------------------------------------------------------

  . March 14, 2001:   .    Bidder II, submitted an offer to purchase the assets
    (Continued)            of Miraval for $47.0 million.

                      . Bidder III submitted a proposal to purchase the assets of Sierra Tucson for $35.5 million.

  . March 15, 2001:   The Special Committee met and decided to continue
                      negotiations with respect to the two proposals to acquire the stock of the Company.

  . March 19, 2001:   The Company received two revised offers:

                      . Bidder I submitted a revised offer for $6.00 per share.

                      . Bidder II/Bidder III submitted a revised offer with a floor of $4.96 per share without increasing its bid of $5.75 per share.

  . March 20, 2001:   The Special Committee met and decided to further
                      investigate Bidder I's proposal, including the financing of Bidder I's proposal and the potential for Bidder I to make a cash deposit.

================================================================================

7
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                                                          TRANSACTION CHRONOLOGY
================================================================================
--------------------------------------------------------------------------------
   . March 22, 2001:  Prudential Securities told Deutsche Bank, financial advisor to Bidder II, that Bidder II/Bidder III was not the high bidder, and encouraged Bidder II/Bidder III to raise their offer and eliminate the purchase price adjustments.

   . March 30, 2001:  Bidder I revised its bid to $5.75 per share due to lower projections on the Miraval business segment. Based upon these lower EBITDA projections, Bidder II/III price adjustment would have resulted in an offer price of approximately $5.37 per share.

   . April 12, 2001:  After extensive negotiations (including the realization that the Company had 300,000 additional warrants outstanding), Bidder I and the Special Committee agreed to a $5.65 per share purchase price.

   . April 13, 2001:  PSI rendered an opinion as to the fairness, from a financial point of view, of the $5.65 per share price to be received by the Company's stockholders, to the Special Committee and the Board of Directors, based on conditions as of that date.

================================================================================

8
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

================================================================================
--------------------------------------------------------------------------------
   . April 16, 2001:     The Company announced that it had entered into an
                         Agreement and Plan of Merger with Anam LLC and NHI
                         Acquisition Corp. (the "Merger Agreement").

   . May 18, 2001:       The Company filed a schedule 14A with the SEC.

   . June 15, 2001:      The Company received the SEC comment letter.

   . August 28, 2001:    The Company filed a revised schedule 14A with the SEC.

   . September 20, 2001: The Company revised second round of comments from the
                         SEC.

   . September 21, 2001: Anam notified the Company that it viewed events of
                         September 11, 2001 as a force majeure which might lead to a material adverse change under the Merger Agreement, and it was reviewing its options under the Merger Agreement.

   . October 19, 2001:   The Company filed the second amendment to schedule 14A.

   . November 1, 2001:   The Special Committee and Anam commenced negotiations
                         of a new per share purchase price and revised agreement.

================================================================================

9
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

================================================================================
--------------------------------------------------------------------------------
   . November 5, 2001:   The Company received third round of comments from the
                         SEC.

   . November 6, 2001:   The Special Committee and Anam agreed in principal to a
                         $5.10 per share purchase price and a 30-day waiver of the non-solicitation provision of the Merger Agreement.

   . November 16, 2001:  At Anam's request, Apollo agreed to give Anam an option to issue to Apollo a pre-payable, non-recourse, two-year note in the principal amount of $1.4 million in exchange for 341,464 warrants held by Apollo each of which represents the right to purchase one share of common stock of the Company at an exercise price of $1.00 per warrant.

================================================================================
--------------------------------------------------------------------------------
   To date, the Special Committee has not requested Prudential Securities to solicit and Prudential Securities has not solicited any parties in connection with a potential sale of the Company; however, Prudential Securities responded to inquiries from interested third parties. Moreover, it is anticipated that
  Prudential Securities will actively solicit third party proposals after the execution of the Amended Agreement.
================================================================================

10
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

================================================================================


                                                  ------------------------------


                                                      II. Transaction Overview


                                                  ------------------------------

                                                            TRANSACTION OVERVIEW
================================================================================
--------------------------------------------------------------------------------

Synopsis:                It is proposed that Anam LLC, a limited liability
                         company ("Anam" or "Parent"), NHI Acquisition Corp., a
                         Delaware Corporation ("Merger Sub"), and the Company
                         ("Target") will amend their Merger Agreement, dated
                         April 16, 2001 (the "Amended Agreement"). Parent and
                         Merger Sub are sometimes herein referred to as ("Buyer").

Merger Consideration:    Pursuant to the Amended Agreement, each issued and
                         outstanding share of the Company's common stock, par
                         value $.01 per share ("Common Stock"), other than those
                         shares of Common Stock that, at the Effective Time, are
                         owned by Buyer or by any subsidiary of Buyer (the
                         "Excluded Shares") and all issued and outstanding
                         shares of the Company's preferred stock, par value $.01
                         (the "Preferred Shares"), shall be converted into and
                         exchanged for the right to receive an amount of cash
                         equal to $5.10 per share (the "Merger").
================================================================================
--------------------------------------------------------------------------------
 This Transaction Overview does not purport to be be all-inclusive and certain capitalized terms not defined herein have the meanings ascribed to them in the Merger Agreement and/or the Amended Agreement. See Merger Agreement or Amended
                      Agreement for the complete details.
================================================================================

12
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

                                                            TRANSACTION OVERVIEW
================================================================================
--------------------------------------------------------------------------------

Apollo Note:             A pre-payable, non-recourse, interest only, two-year
                         note in the aggregate principal amount of $1.4 million issued to Apollo, at the option of Anam, in exchange for 341,464 warrants held by Apollo, each of which represents the right to acquire one share of common stock of the Company at an exercise price of $1.00 per warrant (the "Note"). The Note will bear interest at 12% and will be secured by a valid second mortgage on Miraval.

Earnest Money Deposit:   Upon execution of the Amended Agreement, the Special
                         Committee will hold a $3.0 million letter of credit.

Termination Fee:         The Merger Agreement provides for NextHealth to pay
                         Buyer a termination fee of $1.65 million, plus reimbursement of up to $750,000 of all reasonable and documented, out-of-pocket expenses incurred by Buyer if the Merger Agreement is terminated under certain circumstances detailed in the Merger Agreement.

================================================================================
--------------------------------------------------------------------------------
 This Transaction Overview does not purport to be be all-inclusive and certain capitalized terms not defined herein have the meanings ascribed to them in the Merger Agreement and/or the Amended Agreement. See Merger Agreement or Amended
                      Agreement for the complete details.
================================================================================

13
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

                                                            TRANSACTION OVERVIEW
================================================================================

--------------------------------------------------------------------------------

Termination Date:          March 18, 2002

30 Day Solicitation        For a period of 30 days from the date of the Amended
Period:                    Agreement, the Special Committee, with the assistance
                           of Prudential Securities, will solicit, initiate and encourage the submission of additional proposals to acquire the Company or its principal properties.

================================================================================
--------------------------------------------------------------------------------

 This Transaction Overview does not purport to be be all-inclusive and certain capitalized terms not defined herein have the meanings ascribed to them in the Merger Agreement and/or the Amendment. See Merger Agreement or Amended Agreement
                           for the complete details.

================================================================================

14
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

                                                            TRANSACTION OVERVIEW
================================================================================

($ in thousands, except share amounts and per share data)

                                               Merger
                                           Agreement Offer          Revised
                                           April 13, 2001            Offer
--------------------------------------------------------------------------------

Offer Price per Share                      $        5.65          $       5.10
Diluted Shares Outstanding/(1)/               14,650,973            14,617,378
                                           -------------          ------------
Implied Equity Purchase Price              $      82,778          $     74,549
Net Debt/(2)/                                        503                (5,256)
                                           -------------          ------------
Implied Aggregate Purchase Price           $      83,281          $     69,293

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 Results                  Results
                                   of        Implied        of        Implied
                                Operations   Multiple   Operations    Multiple
                               ------------ ---------- ------------- ----------
2000 Actual Net Revenues/(3)/    $40,751       2.0x       $40,751       1.7x

2000 Actual EBITDA/(3),(4)/      $10,922       7.6x       $10,922       6.3x

2001 Projected Net Revenues/(5)/ $45,232       1.8x       $42,026       1.6x

2001 Projected EBITDA/(5),(6)/   $14,392       5.8x       $11,277       6.1x

2001 Projected Net Revenues/(7)/ $50,354       1.7x       $46,867       1.5x

2002 Projected EBITDA/(7)/       $17,278       4.8x       $13,583       5.1x

================================================================================
       __________________________________
        (1) Includes all common and preferred stock, all outstanding options and warrants. Calculated pursuant to the treasury stock method and includes all shares owned by the Buyer. See Appendix F - "Diluted Share Calculation".
        (2) Net Debt for the Merger Agreement Offer was as of December 31, 2000. Net Debt for the Revised Offer is as of October 31, 2001. Net Debt includes Minority Interest.
        (3) For the twelve months ended December 31, 2000. Results restated to eliminate non-recurring and one-time charges related to the Merger and to reclassify interest income.
        (4) 2000 EBITDA excludes $521,000 for non-recurring accounting & legal costs associated with the Merger.
        (5) Source: NextHealth management. Revised 2001 Revenue and EBITDA projections comprised of actual results through October 31, 2001 and October 10, 2001 management projections for the remainder of the year. Results restated to eliminate non-recurring and one-time charges related to the Merger and to reclassify interest income.
        (6) 2001 EBITDA excludes $758,000 in non-recurring accounting, legal charges and board & SEC costs ($558,000) and management stay bonuses ($200,000) associated with the Merger.
        (7) Source: NextHealth management. Revised 2002 Net Revenues and EBITDA projections as of November 12, 2001.
            Results restated to eliminate non-recurring and one-time charges related to the Merger and to reclassify interest income.

15
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

                                                            TRANSACTION OVERVIEW
================================================================================


------------------------------------------------
Offer Price:                            $  5.100
------------------------------------------------

--------------------------------------------------------------------------------

                                                   Closing               Offer
                                                Stock Price/(1)/        Premium
                                               -------------------    ----------

LTM Average Price (November 19, 2001):              $ 4.596              11.0%

Current Price (November 19, 2001):                  $ 4.340              17.5%

Year to Date Average Price (November 19, 2001):     $ 4.777               6.8%

Last 3 Years Average Price (November 19, 2001)      $ 2.878              77.2%

===============================================================================

_______________________________________
(1) Source: Factset

16
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

                                                            TRANSACTION OVERVIEW
================================================================================

---------------------------------------------------------------------------------------------------------------------

($ in thousands, except stock price and per share data)

                                                       Merger Agreement/(1)/     Revised Offer           % Change
                                                       --------------------    ----------------         ----------
Offer Price per Share                                         $  5.65                  $  5.10               -9.7%
Aggregate Transaction Value                                   $83,281                  $69,293              -16.8%

Miraval Projected 2001 EBITDA/(2)/                            $ 4,736                  $ 2,527              -46.6%
Miraval Projected 2002 EBITDA/(2)/                            $ 6,227                  $ 4,230              -32.1%

Sierra Tucson Projected 2001 EBITDA/(2)(3)/                   $10,749                  $ 9,919               -7.7%
Sierra Tucson Projected 2002 EBITDA/(2)(3)/                   $12,117                  $10,387              -14.3%

Consolidated Projected 2001 EBITDA/(2)(4)/                    $14,392                  $11,277              -21.6%
Consolidated Projected 2002 EBITDA/(2)(4)/                    $17,278                  $13,583              -21.4%

=====================================================================================================================

  (1) As of April 13, 2001.
  (2) Results exclude certain non-recurring expenses in connection with the Merger and the reclassification of interest income.
  (3) Sierra Tucson Projections include STEM.
  (4) Consolidated results include Miraval, Sierra Tucson, STEM and Corporate business segments.

17
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

================================================================================


                     ------------------------------------


                          III. Overview of NextHealth



                     ------------------------------------

================================================================================


                                           -------------------------------------


                                           A. Historical and Projected
                                              Financial Results



                                           -------------------------------------

                                      HISTORICAL AND PROJECTED FINANCIAL RESULTS
================================================================================

                                                                   Fiscal Year Ended December 31
                              --------------------------------------------------------------------------------------------
                                   1998         1999         2000      E2001/(1)/    E2001/(2)/   E2002/(1)/   E2002/(3)/
                                                                       Previous     Reforecast    Previous    Reforecast
                              --------------------------------------------------------------------------------------------
Net Revenues/(4)/                $ 26,209     $ 30,270     $ 40,751     $ 45,232     $ 42,026     $ 50,354      $ 46,867
EBITDA/(4)/                         3,154        5,088       10,922       14,392       11,277       17,278        13,583

Closing Stock Price/(5)/
------------------------------
   52 Week High                  $   2.50     $   2.25     $   4.75     $   5.22     $   5.45           NM            NM
   52 Week Low                   $   0.75     $   0.75     $   1.28     $   3.38     $   2.38           NM            NM
   52 Week Average               $   1.37     $   1.20     $   3.11     $   4.64     $   4.60           NM            NM

Annual Growth Rates
------------------------------
   Net Revenues                      26.9%        15.5%        34.6%        11.0%         3.1%        11.3%         11.5%
   EBITDA                              NM         61.3%       114.7%        31.8%         3.2%        20.1%         20.5%
                              --------------------------------------------------------------------------------------------
==========================================================================================================================

    Shaded columns represent NextHealth Management projections as of the April 13, 2001 Prudential Securities Opinion. Results are restated to reclassify interest income.
(1) Sierra Tucson, STEM and Corporate projections as of March
    26, 2001. Miraval projections are as of March 29, 2001.
(2) Miraval, Sierra Tucson, STEM and Corporate projections for 2001 are comprised of actual results through October 31, 2001 and October 10, 2001 management projections for the remainder of the year.
(3) Miraval, Sierra Tucson, STEM and Corporate projections for 2002 are from NextHealth's management as of November 12, 2001.
(4) Historical and projected results restated to eliminate non-recurring and one-time charges related to the Merger and to reclassify interest income.
(5) Source: Stock prices from Bloomberg database. Prices are from January 1 to December 31, except for 2001, where prices are for the twelve months ended November 19, 2001.

20
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

                                      HISTORICAL AND PROJECTED FINANCIAL RESULTS
================================================================================

   -----------------------------------------------------------------------------

                                                                            Fiscal Year Ended December 31
                                                                 ---------------------------------------------------
   ($ in thousands, except per room and per guest data)             1999/(1)/   2000/(1)/   E2001/(2)/  E2002/(3)/
                                                                 ---------------------------------------------------
   Miraval Revenue Assumptions
   ---------------------------------------------
   Rooms Available                                                   38,690       38,796      38,690      38,690

   Rooms Occupied                                                    20,338       25,340      22,873      24,383

   % Occupancy                                                         52.6%        65.3%       59.1%       63.0%

   Average Room Rate                                               $ 274.65     $ 327.56    $ 333.68    $ 352.41

   AIR Rate Per Guest                                              $ 297.00     $ 343.66    $ 353.00    $ 389.65

   Average Revenues Per Guest                                      $ 451.41     $ 507.82    $ 530.00    $ 580.00

   Guest Nights                                                      29,828       37,961      34,007      36,690

   Guests Per Room                                                     1.47         1.50        1.49        1.50

     Projected Miraval Revenues                                    $ 13,465     $ 19,133    $ 17,901    $ 21,208
     Projected Miraval EBITDA                                      $    179     $  3,146    $  2,527    $  4,230

   Sierra Tucson Revenue Assumptions/(4)/
   ---------------------------------------------
   ADC                                                                 56.5         63.8        68.1        70.1

   Average Daily Net Rate Per Guest                                $    806     $    932    $    972    $    998

     Projected Sierra Tucson Revenues                              $ 16,550     $ 21,337    $ 23,857    $ 25,359
     Projected STEM Revenues                                       $    214     $    256    $    244    $    277
                                                                   ---------------------------------------------
       Projected Total ST Revenues                                 $ 16,764     $ 21,593    $ 24,100    $ 25,636

     Projected Sierra Tucson EBITDA                                $  5,917     $  8,978    $  9,845    $ 10,312
     Projected STEM EBITDA                                         $     51     $     72    $     74    $     75
                                                                   ---------------------------------------------
       Projected Total ST EBITDA                                   $  5,968     $  9,050    $  9,919    $ 10,387

     Projected Corporate EBITDA/(5)/                               $ (1,058)    $ (1,273)   $ (1,169)   $ (1,034)

   Projected Consolidated EBITDA                                   $  5,088     $ 10,922    $ 11,277    $ 13,583
                                                                 ---------------------------------------------------

   -----------------------------------------------------------------------------
   =============================================================================

(1) Results are restated to reclassify interest income.

(2) Miraval, Sierra Tucson, STEM and Corporate projections for 2001 are comprised of actual results through October 31, 2001 and October 10, 2001 management projections for the remainder of the year.

(3) Miraval, Sierra Tucson, STEM and Corporate projections for 2002 are from NextHealth's management as of November 12, 2001.

(4) Sierra Tucson projections exclude Sierra Tucson Education Material ("STEM").

(5) 2000 and 2001E Corporate EBITDAs exclude $521,000 and $758,000, respectively, for non-recurring accounting, legal, board and SEC costs and management stay bonuses ($200,000 only in 2001) associated with the Merger.

21
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

                                      HISTORICAL AND PROJECTED FINANCIAL RESULTS
================================================================================
--------------------------------------------------------------------------------

                                                                ----------------------------------
                                                                 E2001/(1)/            E2002/(1)/
                                                                ------------          ------------
         ($ in thousands)
         Miraval Projections
         -------------------------------------
                     Revised Miraval Revenues                   $    17,901           $    21,208
                     Previous Miraval Revenues                       21,123                23,842
                                                                -----------           -----------
                       Change                                   $    (3,222)          $    (2,633)
                       % Change                                       -15.3%                -11.0%

                     Revised Miraval EBITDA                     $     2,527           $     4,230
                     Prevous Miraval EBITDA                           4,736                 6,227
                                                                -----------           -----------
                       Change                                   $    (2,209)          $    (1,997)
                       % Change                                       -46.6%                -32.1%

         Sierra Tucson Projections
         -------------------------------------
                     Revised ST Revenues                        $    23,857           $    25,359
                     Revised STEM Revenues                              244                   277
                                                                -----------           -----------
                       Revised Total ST Revenues                $    24,100           $    25,636
                       Previous Total ST Revenues                    24,085                26,487
                                                                -----------           -----------
                       Change                                   $        16           $      (851)
                       % Change                                         0.1%                 -3.2%

                     Revised Sierra Tucson EBITDA               $     9,845           $    10,312
                     Revised STEM EBITDA                                 74                    75
                                                                -----------           -----------
                       Revised Total ST EBITDA                  $     9,919           $    10,387
                       Previous Total ST EBITDA                      10,749                12,117
                                                                -----------           -----------
                       Change                                   $      (830)          $    (1,730)
                       % Change                                        -7.7%                -14.3%

         Corporate
         -------------------------------------
                     Revised Corporate EBITDA                   $    (1,169)          $    (1,034)
                     Previous Corporate EBITDA                       (1,093)               (1,066)
                                                                -----------           -----------
                       Change                                   $       (76)          $        32
                       % Change                                         7.0%                 -3.0%

         Consolidated
         -------------------------------------
                  Revised Consolidated EBITDA                   $    11,277           $    13,583
                  Previous Consolidated EBITDA                       14,392                17,278
                                                                -----------           -----------
                       Change                                   $    (3,115)          $    (3,694)
                       % Change                                       -21.6%                -21.4%
                                                                ----------------------------------
==================================================================================================

     (1) Previous Sierra Tucson projections are from NextHealth's management as of March 26, 2001 and include STEM. Previous Miraval projections are from NextHealth's management as of March 29, 2001.
          Revised projections for both Sierra Tucson (including STEM) and Miraval are from NextHealth's management as of October 10, 2001. 2002 Projections are as of November 12, 2001.
          Historical and projected results restated to eliminate non-recurring and one-time charges related to the Merger and to reclassify interest income.

22
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

                                      HISTORICAL AND PROJECTED FINANCIAL RESULTS
================================================================================
--------------------------------------------------------------------------------
($ in thousands)

                                                                 As of December 31,/(1)/              As of October 31,/(2)/
                                                         --------------------------------------       ----------------------
                                                           1998           1999           2000                  2001
                                                           ----           ----           ----                  ----
Assets
   Cash and Marketable Securities                        $    843       $  3,803         12,737                 6,249
   Accounts receivable, net                                   955          1,174          1,467                 1,002
   Prepaid expenses                                           313            438            701                 1,117
   Other Current Assets                                       554            573            708                   664
                                                        ---------       --------       --------             ---------
     Total Current Assets                                $  2,665       $  5,988       $ 15,613             $   9,032

   Property and Equipment, net                             34,347         33,327         32,871                32,064
   Long Term Receivables                                      135             64             64                    39
   Intangible Assets (less amortization)                      648            431            214                    69
   Other assets                                                20             21             22                    22
                                                        ---------       --------       --------             ---------
     Total Assets                                        $ 37,815       $ 39,831       $ 48,784             $  41,226

Liabilities and Equity
   Accounts Payable                                           561            888          1,192                 1,104
   Accrued expenses and other liabilities                   3,610          3,835          5,808                 3,732
                                                        ---------       --------       --------             ---------
     Total Current Liabilities                          $   4,171       $  4,723       $  7,000             $   4,835
                                                        ---------       --------       --------             ---------
   Long-term Debt and financing obligation                 12,815         12,724         12,587                   194
                                                        ---------       --------       --------             ---------
     Total Liabilities                                     16,986         17,447         19,587                 5,029

   Minority Interest                                           --            389            547                   696

   Preferred stock                                             --             --             --                    --
   Common stock                                                86             86             86                    86
   Retained earnings                                       47,997         48,012         48,146                48,178
   Accumulated deficit                                    (27,254)       (26,103)       (19,582)              (12,763)
                                                        ---------       --------       --------             ---------
   Shareholders' Equity                                    20,829         21,995         28,650                35,501
                                                        ---------       --------       --------             ---------
   Total Liabilities and Shareholders' Equity           $  37,815       $ 39,831       $ 48,784             $  41,226
                                                        =========       ========       ========             =========
=========================================================================================================================

     (1) Source: NextHealth's 10K for fiscal year ended December 31, 2000, 1999 and 1998.
     (2) Source: NextHealth Management. Accrued expenses and other liabilities includes $103,749 of Current portion of long-term debt.

23
==

===============================================================================


                         -----------------------------

                           B. Historical Stock Price
                                  Performance

                         -----------------------------

                                                      STOCK PRICE PERFORMANCE
=============================================================================
-----------------------------------------------------------------------------
        NextHealth Inc. (NEXT)                                   High: 5.74
        Nov 19, 1996 - Nov 19, 2001                               Low: 0.69
        U.S. Dollar                                              Last: 4.34
        ------------------------------------------------------------------- 6

        ------------------------------------------------------------------- 5
                              Offer Price: $5.10
        ------------------------------------------------------------------- 4

        ------------------------------------------------------------------- 3

        ------------------------------------------------------------------- 2

        ------------------------------------------------------------------- 1

        ------------------------------------------------------------------- 0
                                              Volume in Thousands (max/avg)
        ------------------------------------------------------------------- 1084

        ------------------------------------------------------------------- 18
Source: FactSet         97         98          99          00         01
================================================================================

25
==

                                                         STOCK PRICE PERFORMANCE
================================================================================

                    NextHealth - Since Apollo's Investment
          ----------------------------------------------------------
              Percent of Total Volume Traded at Specified Prices
                    November 15, 1996 to November 19, 2001


                                   [GRAPHIC]

              Daily Closing Price              Percent Traded
              -------------------              --------------
              $0.70-$1.76                      47.55%
              $1.76-$2.81                      15.14%
              $2.81-$3.87                      17.69%
              $3.87-$5.10                      14.65%
              $5.10-$5.63                       4.98%


                              Daily Closing Price
            Graph shows 23,907,400 cumulative shares, 277% of the
             8,642,914 shares outstanding as reported on 9/30/01.
================================================================================

                           NextHealth - Last 3 Years
          ----------------------------------------------------------
              Percent of Total Volume Traded at Specified Prices
                    November 19, 1998 to November 19, 2001


                                   [GRAPHIC]

              Daily Closing Price              Percent Traded
              -------------------              --------------
              $0.74-$1.74                      40.78%
              $1.74-$2.75                        8.9%
              $2.75-$3.93                      22.22%
              $3.93-$5.10                      20.56%
              $5.10-$5.60                       7.54%
             -----------------------------------------------

                              Daily Closing Price

            Graph shows 16,195,600 cumulative shares, 187% of the
             8,642,914 shares outstanding as reported on 9/30/01.

===============================================================================

                               NextHealth - LTM
          ----------------------------------------------------------
              Percent of Total Volume Traded at Specified Prices
                    November 19, 2000 to November 19, 2001

                                  [GRAPHIC]

              Daily Closing Price              Percent Traded
              -------------------              --------------
               $2.81-$3.37                     5.00%
               $3.37-$3.93                     12.9%
               $3.93-$4.49                     10.9%
               $4.49-$5.10                     39.8%
               $5.10-$5.60                     31.4%

                              Daily Closing Price

             Graph shows 3,785,200 cumulative shares, 44% of the 8,642,914 shares outstanding as reported on 9/30/01.

================================================================================

                       NextHealth - Since  Announcement
          ----------------------------------------------------------
              Percent of Total Volume Traded at Specified Prices
                      April 16, 2001 to November 19, 2001

                                  [GRAPHIC]

              Daily Closing Price              Percent Traded
              -------------------              --------------
             $3.58-$3.94                       7.21%
             $3.94-$4.30                       14.51%
             $4.30-$4.66                       6.61%
             $4.66-$5.10                       29.48%
             $5.10-$5.60                       42.18%

                              Daily Closing Price
             Graph shows 1,919,900 cumulative shares, 22% of the
             8,642,914 shares outstanding as reported on 9/30/01.
================================================================================
   Source:FactSet

26
==

                                                         STOCK PRICE PERFORMANCE
================================================================================

                 LAST 3 YEARS INDUSTRY STOCK PRICE PERFORMANCE
                        Comparative Price Performance
--------------------------------------------------------------------------------

Indexed Prices
Nov 19, 1998 - Nov 19, 2001
                                         ____NextHealth Inc.
                                         ____Index:Resort
                                         ____Index:Healthcare
                                         ____AMEX Morgan Stanley REIT Ind Rms
                                         ____New Standard & Poors 500 Index

                                    GRAPHIC

================================================================================

   Healthcare Index is composed of: KIDS, RYOU and RSCR.

   Resort Index is composed of: MTN, SIH and SNSTA

   Source: FactSet.

27
==

                                                         STOCK PRICE PERFORMANCE
================================================================================

                          LTM STOCK PRICE PERFORMANCE
                             Industry Performance
    -------------------------------------------------------------------------
Indexed Prices
Nov 17, 2000 - Nov 19, 2001

                                         ____NextHealth Inc.
                                         ____Index:Resort
                                         ____Index:Healthcare
                                         ____AMEX Morgan Stanley REIT Ind Rms
                                         ____New Standard & Poors 500 Index


                                    GRAPHIC

     Healthcare Index is composed of: KIDS, RYOU and RSCR.

     Resort Index is composed of: MTN, SIH and SNSTA

     Source: FactSet.

28
==

================================================================================


                                             -----------------------------------


                                             IV. Valuation Summary


                                             -----------------------------------

================================================================================


                                             -----------------------------------


                                             A. Methodology


                                             -----------------------------------

                                                               VALUATION SUMMARY
================================================================================

        ------------------------------------------------------------------------
                                   Methodology
                                  -------------

          . Discussed the Company's historical results, future growth opportunities and other matters which we considered relevant to our analysis with NextHealth's management.

          . Analyzed the Company's latest twelve months ("LTM") financial and operational performance compared to certain publicly traded specialized healthcare and resort companies.

          . Analyzed the Company's financial and operational performance compared to the targets in selected sales of healthcare and resort assets.

               . Prudential Securities compared the multiple of total purchase price to the Company's LTM and projected 2001 EBITDA with the LTM EBITDA multiples paid in selected acquisitions of healthcare and resort assets. In addition, Prudential Securities compared the Company's projected 2002 EBITDA, which includes projected growth at Miraval of over 65% compared to 2001 levels, with the LTM EBITDA multiples paid in selected acquisitions as an additional comparative measure. The comparison of forward projections to trailing EBITDA inherently generates a higher implied valuation due to projected EBITDA growth.

          . Analyzed the stock price premium paid in the Merger compared with the premia paid in selected acquisitions of publicly traded real estate and healthcare companies.

          . Prudential Securities requested the Company's five year forecast in order to perform a discounted cash flow analysis: However, due to the attacks on September 11, 2001, Management believes that its five year projections as of March 2000 are no longer valid and that it does not have the ability to forecast its projected results beyond 2002. Accordingly, Prudential Securities did not perform a discounted cash flow analysis.

================================================================================

31
==

                                                               VALUATION SUMMARY
================================================================================


                                              ----------------------------------


                                              B. Implied Valuation
                                              Matrix


                                              ----------------------------------

                                                               VALUATION SUMMARY
================================================================================


--------------------------------------------------------------------------------
                                     NOTE
                                  ---------

          None of the companies or assets utilized for comparative purposes in the following publicly-traded companies and precedent transactions analyses is, of course, identical to NextHealth. Accordingly, a complete valuation analysis cannot be limited to a quantitative review of the selected companies or targets and involves complex considerations and judgments concerning differences in financial and operating characteristics of such companies or assets, as well as other factors that could affect their relative value and that of NextHealth.


          Moreover, none of the companies or assets analyzed herein were comprised of both business segments (healthcare and resorts).

33
==

                                                               VALUATION SUMMARY
   =============================================================================

            Implied Value Ranges Based on Publicly Traded Companies
                      and Precedent Transactions Analysis

                                   [GRAPHIC]

                                                       Implied Value Range

                                                    Low        Median    High
                                                    ---        ------    ----
Public Companies Analysis - LTM EBITDA              $4.38      $5.08     $6.50
Precedent Transactions Analysis - LTM EBITDA        $4.22      $5.61     $8.22
Precedent Transactions Analysis - 2001E EBITDA      $4.08      $5.44     $8.06
Precedent Transactions Analysis - 2002E EBITDA      $5.02      $6.71     $9.72

34
==

                                                               VALUATION SUMMARY
================================================================================

                    Public Company Summary Valuation Matrix

(In thousands, except per share)

--------------------
Offer Price $ 5.100
====================

  ----------------------------------------------------------------------------------------------------------------------------------
                                       LTM

                         LTM         Corporate   Adjusted LTM          MULTIPLE RANGE                  ENTERPRISE VALUE ("EV")
                                                                 -----------------------------     ---------------------------------
                       EBITDA/(1)/    EBITDA     EBITDA/(1)/    Low    Mean    Median    High      Low     Mean    Median     High
                       ----------     ------     ------         ---    ----    ------    ----      ---     ----    ------     ----
                                      /(1)(2)/

                      -------         ------        ------      -------------------------------   ----------------------------------
  MIRAVAL              $3.039         $(292)        $2.747      6.566x  7.245x  7.266x   7.903x   $18.040  $19.905  $19.962  $21.713


  SIERRA TUCSON/(3)/   $9.628         $(925)        $8.703      4.250x  5.613x  5.201x   7.387x   $36.993  $48.851  $45.267  $64.292
                       ======         ======        ======      ===============================   ==================================

                                                                                                   Low      Mean     Median    High
                                                                                                   ---      ----     ------    ----
                                                                                                  ----------------------------------
                                                     COMBINED ENTERPRISE VALUE                    $55.032  $68.756  $65.230  $86.005
                                                                                                  ==================================

                                                                                                  Net Debt
                                                                                                  --------
                                                                                                   ------
                                                     CONSOLIDATED NET DEBT/(4)/                    $5.256
                                                                                                   ------

                                                                                                   Rights
                                                                                                   ------
                                                                                                   ------
                                                     VALUE OF LAND DEVELOPMENTAL RIGHTS/(5)/       $  820
                                                                                                   ======

                                                                                                  NOL Value
                                                                                                  ---------
                                                                                                   ------
                                                     PRESENT VALUE OF NOLS                         $2.965
                                                                                                   ======

                                                                                                    Low      Mean   Median    High
                                                                                                    ---      ----   ------    ----
                                                                                                 -------   -------  -------  -------
                                                     IMPLIED EQUITY VALUE                        $64.073   $77.796  $74.271  $95.046
                                                                                                 =======   =======  =======  =======

                                                                                                 Diluted Shares
                                                                                                 --------------
                                                                                                    ------
                                                     DILUTED SHARES OUTSTANDING/(6)/                14.617
                                                                                                    ======

                                                                                                     Low      Mean   Median   High
                                                                                                     ---      ----   ------   ----
                                                                                                    -----     -----  -----    -----
                                                     IMPLIED VALUE PER SHARE                        $4.38     $5.32  $5.08    $6.50
                                                                                                    =====     =====  =====    =====


NOTES
-----
(1) For the twelve months ended October 31, 2001.
(2) Corporate EBITDA prorated based on Miraval and Sierra Tucson EBITDA. LTM Corporate EBITDA excludes non-recurring accounting and legal charges and board and SEC costs associated with the Merger of $857,000.
(3) Sierra Tucson LTM EBITDA includes STEM EBITDA of $86.0K.
(4) As of October 31, 2001. Net debt includes current portion of long-term debt, financing obligations and minority interest, net of cash. Source: NextHealth Management.
(5) See Appendix E - "Land Rights Valuation Calculation."
(6) Diluted shares outstanding calculated using the Treasury Stock Method. See Appendix F - "Diluted Share Calculation."

35
==

                                                               VALUATION SUMMARY
================================================================================
                Precedent Transaction Summary Valuation Matrix

(In thousands, except per share)

------------------------------
Offer Price            $ 5.100
==============================

  ----------------------------------------------------------------------------------------------------------------------------------
                                           LTM
                          LTM           Corporate     Adjusted LTM        MULTIPLE RANGE               ENTERPRISE VALUE ("EV")
                                                                     ------------------------------ --------------------------------
                        EBITDA /(1)/  EBITDA /(1)(2)/  EBITDA /(1)/  Low     Mean   Median  High       Low   Mean    Median   High
                        ------        ------           ------        ---     ----   ------  ----       ---   ----    ------   ----
                        ------        ------           ------        ------------------------------ --------------------------------
  MIRAVAL               $3,039        $ (292)          $2,747        6.818x  8.972x 9.091x  11.045x $18,733 $24,650 $24,977 $ 30,345

  SIERRA TUCSON /(3)/   $9,628        $ (925)          $8,703        3.889x  6.073x 5.518x   9.285x $33,846 $52,859 $48,024 $ 80,813
                        ------        ------           ------        ------------------------------ --------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Low    Mean    Median   High
                                                                                                      ---    ----    ------   ----
                                                                                                    --------------------------------
                                                       COMBINED ENTERPRISE VALUE                    $52,579 $77,508 $73,001 $111,158
                                                                                                    ================================
                                                                                                   Net Debt
                                                                                                   --------
                                                                                                   --------
                                                       CONSOLIDATED NET DEBT /(4)/                  $ 5,256
                                                                                                   ========
                                                                                                    Rights
                                                                                                    -------
                                                                                                    -------
                                                       VALUE OF LAND DEVELOPMENTAL RIGHTS /(5)/     $   820
                                                                                                    =======
                                                                                                    NOL Value
                                                                                                    ---------
                                                                                                    ---------
                                                       VALUE OF NOLS                                $ 2,965
                                                                                                    =========
                                                                                                      Low    Mean    Median   High
                                                                                                      ---    ----    ------   ----
                                                                                                    --------------------------------
                                                       IMPLIED EQUITY VALUE                         $61,620 $86,549 $82,042 $120,199
                                                                                                    ================================
                                                                                                    Diluted Shares
                                                                                                    --------------
                                                                                                    --------------
                                                       DILUTED SHARES OUTSTANDING /(6)/              14,617
                                                                                                    ==============
                                                                                                      Low    Mean    Median   High
                                                                                                      ---    ----    ------   ----
                                                                                                    --------------------------------
                                                       IMPLIED VALUE PER SHARE                      $  4.22 $  5.92 $  5.61 $   8.22
                                                                                                    ================================

NOTES
-----
 (1) For the twelve months ended October 31, 2001.
 (2) Corporate EBITDA prorated based on Miraval and Sierra Tucson EBITDA. LTM Corporate EBITDA excludes non-recurring accounting and legal charges and board and SEC costs associated with the Merger of $857,000.
 (3) Sierra Tucson LTM EBITDA includes STEM EBITDA of $86.0K.
 (4) As of October 31, 2001. Net debt includes current portion of long-term debt, financing obligations and minority interest, net of cash. Source:
     NextHealth Management.
 (5) See Appendix E - "Land Rights Valuation Calculation."
 (6) Diluted shares outstanding calculated using the Treasury Stock Method. See Appendix F - "Diluted Share Calculation."

36
==

                                                               VALUATION SUMMARY
================================================================================
                Precedent Transaction Summary Valuation Matrix

(In thousands, except per share)

------------------------------
Offer Price            $ 5.100
==============================

  ----------------------------------------------------------------------------------------------------------------------------------
                                         2001E
                        2001E           Corporate     Adjusted 2001E      MULTIPLE RANGE               ENTERPRISE VALUE ("EV")
                                                                     ---------------------------    --------------------------------
                        EBITDA /(1)/  EBITDA /(1)(2)/  EBITDA /(1)/  Low     Mean   Median  High      Low    Mean    Median   High
                        ------        ------           ------        ---     ----   ------  ----      ---    ----    ------   ----
                        ------        ------           ------        ------------------------------ --------------------------------
  MIRAVAL               $2,527        $ (237)          $2,290        6.818x  8.972x 9.091x  11.045x $15,614 $20,545 $20,818 $ 25,293

  SIERRA TUCSON /(3)/   $9,919        $ (932)          $8,987        3.889x  6.073x 5.518x   9.285x $34,950 $54,583 $49,590 $ 83,449
                        ------        ------           ------        ------------------------------ --------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Low    Mean    Median   High
                                                                                                      ---    ----    ------   ----
                                                                                                    --------------------------------
                                                       COMBINED ENTERPRISE VALUE                    $50,564 $75,128 $70,409 $108,742
                                                                                                    ================================
                                                                                                   Net Debt
                                                                                                   --------
                                                                                                   --------
                                                       CONSOLIDATED NET DEBT /(4)/                  $ 5,256
                                                                                                   ========
                                                                                                    Rights
                                                                                                    -------
                                                                                                    -------
                                                       VALUE OF LAND DEVELOPMENTAL RIGHTS /(5)/     $   820
                                                                                                    =======
                                                                                                    NOL Value
                                                                                                    ---------
                                                                                                    ---------
                                                       VALUE OF NOLS                                $ 2,965
                                                                                                    =========
                                                                                                      Low    Mean    Median   High
                                                                                                      ---    ----    ------   ----
                                                                                                    --------------------------------
                                                       IMPLIED EQUITY VALUE                         $59,604 $84,169 $79,450 $117,782
                                                                                                    ================================
                                                                                                    Diluted Shares
                                                                                                    --------------
                                                                                                    --------------
                                                       DILUTED SHARES OUTSTANDING /(6)/              14,617
                                                                                                    ==============
                                                                                                      Low    Mean    Median   High
                                                                                                      ---    ----    ------   ----
                                                                                                    --------------------------------
                                                       IMPLIED VALUE PER SHARE                      $  4.08 $  5.76 $  5.44 $   8.06
                                                                                                    ================================

NOTES
-----
 (1) For the twelve months ended December 31, 2001.
 (2) Corporate EBITDA prorated based on Miraval and Sierra Tucson EBITDA. 2001E Corporate EBITDA excludes non-recurring accounting and legal charges and board and SEC costs of $558,000 and stay bonuses of $200,000
 (3) Sierra Tucson 2001E EBITDA includes STEM EBITDA of $73.6K.
 (4) As of October 31, 2001. Net debt includes current portion of long-term debt, financing obligations and minority interest, net of cash. Source:
     NextHealth Management.
 (5) See Appendix E - "Land Rights Valuation Calculation."
 (6) Diluted shares outstanding calculated using the Treasury Stock Method. See Appendix F - "Diluted Share Calculation."

37
==

                                                                                                              VALUATION SUMMARY
====================================================================================================================================
                                          Precedent Transaction Summary Valuation Matrix

(In thousands, except per share)

--------------------------------
Offer Price            $ 5.1000
================================
------------------------------------------------------------------------------------------------------------------------------------
                                     2002E

                         2002E     Corporate      Adjusted 2002E         MULTIPLE RANGE              ENTERPRISE VALUE ("EV")
                                                                  ----------------------------   ----------------------------------
                     EBITDA/(1)/  EBITDA /(1)(2)/  EBITDA /(1)/    Low    Mean   Median   High      Low     Mean    Median    High
                        -------   ------           ------          ----   ----   ------   ----      ----    ----    ------    ----
                        -------   ------           ------         -----------------------------  ----------------------------------
   MIRAVAL              $ 4,230   $ (299)          $ 3,931        6.818x  8.972x  9.091x 11.045x  $ 26,801 $ 35,266 $ 35,734 $43,415

   SIERRA TUCSON/(3)/   $10,387   $ (735)          $ 9,653        3.889x  6.073x  5.518x  9.285x  $ 37,538 $ 58,625 $ 53,262 $89,628
                        -------   -------          --------       -----------------------------  -----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Low     Mean    Median    High
                                                                                                    ---     ----    ------    ----
                                                                                                 -----------------------------------
                                                       COMBINED ENTERPRISE VALUE                  $64,339  $93,890  $88,997 $133,042
                                                                                                 ===================================
                                                                                                   Net Debt
                                                                                                   --------
                                                                                                   --------
                                                       CONSOLIDATED NET DEBT/(4)/                  $ 5,256
                                                                                                   ========

                                                                                                     Rights
                                                                                                     ------
                                                                                                   ---------
                                                       VALUE OF LAND DEVELOPMENTAL RIGHTS/(5)/      $   820
                                                                                                   =========

                                                                                                    NOL Value
                                                                                                    ---------
                                                                                                    ---------
                                                       VALUE OF NOLS                                 $ 2,965
                                                                                                    =========
                                                                                                   Low     Mean    Median    High
                                                                                                   ----    ----    ------    ----
                                                                                                 -----------------------------------
                                                       IMPLIED EQUITY VALUE                      $73,379 $102,931 $ 98,038 $ 142,083
                                                                                                 ===================================

                                                                                                    Diluted Shares
                                                                                                    --------------
                                                                                                    --------------
                                                       DILUTED SHARES OUTSTANDING/(6)/                    14,617
                                                                                                     ===========

                                                                                                   Low     Mean    Median    High
                                                                                                   ----    ----    ------    ----
                                                                                                ------------------------------------
                                                       IMPLIED VALUE PER SHARE                   $ 5.02    $  7.04 $ 6.71    $ 9.72
                                                                                                ====================================

 NOTES
 -----
 (1) For the twelve months ended Deember 31, 2002.
 (2) Corporate EBITDA prorated based on Miraval and Sierra Tucson EBITDA.
 (3) Sierra Tucson 2002E EBITDA includes STEM EBITDA of $74.9K.
 (4) As of October 31, 2001. Net debt includes current portion of long-term debt, financing obligations and minority interest, net of cash. Source:
     NextHealth Management.
 (5) See Appendix E - "Land Rights Valuation Calculation."
 (6) Diluted shares outstanding calculated using the Treasury Stock Method. See Appendix F - "Diluted Share Calculation."

38
==

                                                               VALUATION SUMMARY
================================================================================


                                       ------------------------------------


                                       C. Premium Analysis


                                       ------------------------------------

                                                               VALUATION SUMMARY
================================================================================
--------------------------------------------------------------------------------
       Premium Analysis-Prior to Announcement of Strategic Alternatives

                                                                 -------------------------------------  ----------------------------
                                                                  Closing Price Prior to Announcement   Offer Premium / (Discount)
                                                                 -------------------------------------  ----------------------------
   Date            Date      Acquiror Name                    Offer     1 Day     1 Week    4 Weeks    1 Day     1 Week    4 Weeks
 Announced       Effective    Target Name                     Price    Earlier    Earlier   Earlier   Earlier    Earlier   Earlier
 ----------     -----------  -------------------------------- -------  --------   --------- --------- --------   --------- --------
-----------------------------------------------------------------------------------------------------------------------------------
1/16/2001/(1)/      NA       Investor Group                  $  5.10    $ 3.38     $ 3.50    $ 3.00     51.1%      45.7%     70.0%
                              NextHealth
-----------------------------------------------------------------------------------------------------------------------------------
 08/09/01           NA       Ameris Acquisition, Inc.        $  6.00    $ 4.49     $ 4.55    $ 4.40     39.9%      31.9%     36.4%
                              Children's Comprehensive
                              Services, Inc.

 11/30/00        10/29/01    Investor Group                  $ 10.00    $ 8.00     $ 7.75    $ 7.75     25.0%      29.0%     29.0%
                              G&L Realty Corporation

 11/02/00        05/15/01    Developers Diversified Realty   $ 13.74    $12.50     $11.44    $13.00      9.9%      20.1%      5.7%
                              American Industrial Properties

 10/05/00       Withdrawn    Shaner Hotel Group Inc.         $  4.50    $ 2.06     $ 2.19    $ 2.78    118.2%     105.7%     61.8%
                              Interstate Hotels Corp.

 09/21/00        01/05/01    Investor Group                  $  7.38    $ 5.56     $ 5.88    $ 5.94     32.7%      25.6%     24.3%
                              Sunburst Hospitality Corp

 09/19/00        11/30/00    Pritzker Group                  $  5.00    $ 4.38     $ 4.38    $ 4.31     14.3%      14.3%     15.9%
                              US Franchise Systems Inc

 07/27/00        12/22/00    Investor Group                  $  2.25    $ 1.06     $ 0.88    $ 0.94    111.8%     157.1%    140.0%
                              BFX Hospitality Group Inc

 02/28/00        04/30/00    Bass PLC                        $  9.50    $ 5.75     $ 4.88    $ 4.56     65.2%      94.9%    108.2%
                              Bristol Hotels & Resorts Inc

 12/28/99        02/02/00    National Nephrology Associates  $ 10.00    $ 8.25     $ 6.63    $ 6.31     21.2%      50.9%     58.4%
                              Renex Corp

 07/28/98       Withdrawn    Investor Group                  $  5.00    $ 3.81     $ 4.00    $ 4.75     31.1%      25.0%      5.3%
                              Physicians Resource Group Inc

 12/02/98        06/08/99    Irvine Co                       $ 34.00    $27.38     $27.13    $26.56     24.2%      25.3%     28.0%
                              Irvine Apartment Communities

 03/13/98        07/31/98    Investor Group                  $ 19.00    $16.50     $17.13    $14.13     15.2%      10.9%     34.5%
                              MedCath Inc


                                                                                             Summary Statistics
                                                                                ---------------------------------------------
                                                                                     High      118.2%    157.1%    140.0%
                                                                                   Median       28.1%     27.3%     31.8%
                                                                                     Mean       42.4%     49.2%     45.6%
                                                                                      Low        9.9%     10.9%      5.3%
                                                                                ---------------------------------------------

================================================================================

(1) Date NextHealth Inc. announced intentions to explore strategic alternatives.

Source: Securities Data Company, Inc. Date: 11/12/01
    For all public targets with Primary SIC Codes 6531, 7011, 7991, 8062, 8063, 8069, 8093.

    Includes transactions between 1/1/98 and 11/12/01 that were under $1 billion where cash was the currency. Excludes repurchases and self tenders.

40
==

                                                               VALUATION SUMMARY
================================================================================
--------------------------------------------------------------------------------
      Premium Analysis - Prior to Announcement of Definitive Agreement

                                                                  -----------------------------------   --------------------------
                                                                  Closing Price Prior to Announcement   Offer Premium / (Discount)
                                                                  -----------------------------------   --------------------------

  Date            Date     Acquiror Name                    Offer        1 Day    1 Week   4 Weeks       1 Day      1 Week  4 Weeks
Announced       Effective   Target Name                     Price       Earlier   Earlier  Earlier      Earlier    Earlier  Earlier
---------       ---------  ----------------------------     -----       --------------------------     ---------------------------
----------------------------------------------------------------------------------------------------------------------------------
    N/A/(1)/         NA     Investor Group                  $ 5.10      $ 4.34    $ 4.30   $ 4.12         17.5%    18.6%    23.8%
                             NextHealth
----------------------------------------------------------------------------------------------------------------------------------
    08/09/01         NA     Ameris Acquisition, Inc.        $ 6.00      $ 4.29    $ 4.55   $ 4.40         39.9%    31.9%    36.4%
                             Children's Comprehensive
                             Services, Inc.

    11/30/00      10/29/01  Investor Group                  $10.00      $ 8.00    $ 7.75   $ 7.75         25.0%    29.0%    29.0%
                             G&L Realty Corporation

    11/02/00      05/15/01  Developers Diversified Realty   $13.74      $12.50    $11.44   $13.00          9.9%    20.1%     5.7%
                             American Industrial Properties

    10/05/00     Withdrawn  Shaner Hotel Group Inc.         $ 4.50      $ 2.06    $ 2.19   $ 2.78        118.2%   105.7%    61.8%
                             Interstate Hotels Corp.

    09/21/00      01/05/01  Investor Group                  $ 7.38      $ 5.56    $ 5.88   $ 5.94         32.7%    25.6%    24.3%
                             Sunburst Hospitality Corp

    09/19/00      11/30/00  Pritzker Group                  $ 5.00      $ 4.38    $ 4.38   $ 4.31         14.3%    14.3%    15.9%
                             US Franchise Systems Inc

    07/27/00      12/22/00  Investor Group                  $ 2.25      $ 1.06    $ 0.88   $ 0.94        111.8%   157.1%   140.0%
                             BFX Hospitality Group Inc

    02/28/00      04/30/00  Bass PLC                        $ 9.50      $ 5.75    $ 4.88   $ 4.56         65.2%    94.9%   108.2%
                             Bristol Hotels & Resorts Inc

    12/28/99      02/02/00  National Nephrology Associates  $10.00      $ 8.25    $ 6.63   $ 6.31         21.2%    50.9%    58.4%
                             Renex Corp

    07/28/98     Withdrawn  Investor Group                  $ 5.00      $ 3.81    $ 4.00   $ 4.75         31.1%    25.0%     5.3%
                             Physicians Resource Group Inc

    12/02/98      06/08/99  Irvine Co                       $34.00      $27.38    $27.13   $26.56         24.2%    25.3%    28.0%
                             Irvine Apartment Communities

    03/13/98      07/31/98  Investor Group                  $19.00      $16.50    $17.13   $14.13         15.2%    10.9%    34.5%
                             MedCath Inc

                                                                                                 Summary Statistics
                                                                                           ---------------------------------------
                                                                                             High        118.2%   157.1%   140.0%
                                                                                           Median         28.1%    27.3%    31.8%
                                                                                             Mean         42.4%    49.2%    45.6%
                                                                                              Low          9.9%    10.9%     5.3%
                                                                                           ---------------------------------------

================================================================================

(1) For purposes of this analysis, announcement was to be November 20, 2001.
Source: Securities Data Company, Inc. Date: 11/12/01
    For all public targets with Primary SIC Codes 6531, 7011, 7991, 8062, 8063, 8069, and 80093.
    Includes transactions between 1/1/98 and 11/12/01 that were under $1 billion where cash was the currency . Excludes repurchases and self tenders.

41
==

================================================================================
                                              ----------------------------------

                                              Appendix

                                              ----------------------------------

================================================================================
                                              ----------------------------------

                                              A. Precedent Transactions
                                                 Analysis:

                                                 Resorts

                                              ----------------------------------

                                                   RESORT PRECEDENT TRANSACTIONS
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
(dollars in millions)

                          Target                                 Date Announced      Total Purchase         EBITDA
    Acquiror              (Location)                               Completed              Price           TPP/EBITDA
    (Symbol)              Description                            Consideration            (TPP)            Cap Rate       TPP/Room
    -------------------------------------------------------------------------------------------------------------------------------
    Vail Resorts, Inc.    The Ritz-Carlton, Rancho Mirage             10/17/01              $ 45.0  /(1)/ $ 6.6     /(2)/ $187,500
    (MTN)                 (Palm Springs, CA)                          11/15/01                              6.8x
                          Hotel, Resort 240 rooms                       cash                               14.7%

    -------------------------------------------------------------------------------------------------------------------------------
    Vail Resorts, Inc.    RockResorts International LLC               10/17/01              $  7.5  /(1)/    NA                 NA
    (MTN)                 (Scottsdale, AZ)                            11/15/01                               NA
                          5 luxury resort hotels, 706 rooms             cash                                 NA

    --------------------------------------------------------------------------------------------------------------------------------
    Investor Group        Hotel Hana-Maui                              8/15/01   /(3)/          NA           NA                 NA
                          (Hana, HI)                                   8/15/01                               NA
                          Small luxury hotel, 97 rooms                   NA                                  NA

    --------------------------------------------------------------------------------------------------------------------------------
    Vail Resorts, Inc.    Vail Marriott Mountain Resort                7/24/01              $ 41.5  /(4)/ $ 5.3     /(5)/ $118,911
    (MTN)                 (Vail, CO)                                   pending                              7.9x
                          Hotel, resort 349 rooms                       cash                               12.7%

    --------------------------------------------------------------------------------------------------------------------------------
    Peabody Hotel Group   Peabody Orlando Hotel                        7/19/01   /(6)/          NA           NA                 NA
                          (Orlando, FL)                                7/19/01                               NA
                          Luxury hotel, 891 rooms                        NA                                  NA

    --------------------------------------------------------------------------------------------------------------------------------
    Steiner Leisure Ltd.  C. Spa                                       7/19/01              $  5.5  /(7)/    NA                 NA
    (STNR)                (CA)                                         7/19/01                               NA
                          6 day spas                                    cash                                 NA

    --------------------------------------------------------------------------------------------------------------------------------
    Steiner Leisure Ltd.  Mandara Spa LLC, Mandara Asia Ltd            7/3/01               $ 74.0  /(8)/ $ 6.7     /(9)/       NA
    (STNR)                (U.S. and Asia)                              7/3/01                              11.0x
                          Over 50 resort and ship spas             cash and stock                           9.1%

    --------------------------------------------------------------------------------------------------------------------------------
    Steiner Leisure Ltd.  Greenhouse Spa Inc.                          4/30/01              $ 27.8 /(10)/    NA                 NA
    (STNR)                (NY, CA, CT, MI)                             7/12/01                               NA
                          11 luxury day spas                       cash and stock                            NA

    --------------------------------------------------------------------------------------------------------------------------------
    KSLRecreation Corp.   Arizona Biltmore                            12/22/00              $343.3 /(11)/ $36.0    /(11)/ $470,274
                          (Phoenix, AZ)                               12/22/00                              9.5x
                          Hotel, Resort 730 rooms                       cash                               10.5%

------------------------------------------------------------------------------------------------------------------------------------

44
==

                                                   RESORT PRECEDENT TRANSACTIONS
================================================================================

(dollars in millions)

                                  Target                               Date Announced    Total Purchase      EBITDA
     Acquiror                     (Location)                              Completed          Price          TPP/EBITDA
     (Symbol)                     Description                          Consideration         (TPP)           Cap Rate     TPP/Room
     ------------------------------------------------------------------------------------------------------------------------------
     Marriott International       Ritz-Carlton Kapalua                      12/02/00          $143.0           NA         $260,949
                                  (Maui, HI)                                12/02/00                           NA
                                  Hotel, 548 rooms                            cash                             NA

     -------------------------------------------------------------------------------------------------------------------------------
     Raffles Holdings Ltd.        L'Ermitage Beverly Hills
                                  (Prch'd f/LAHOTEL Corp.)                  10/06/00          $ 68.0 /(12)/    NA         $548,387
                                  (Beverly Hills, CA)                       10/06/00                           NA
                                  Hotel, 124 rooms                            cash                             NA

     ------------------------------------------------------------------------------------------------------------------------------
     Marriott International       Frenchman's Reef Marriott Resort          03/16/00          $ 73.0 /(13)/ $10.0  /(13)/ $144,841
     (MAR)                        (St. Martin, U.S.V.I.)                    03/16/00                          7.3x
                                  Resort, 504 rooms                           cash                           13.7%

     -------------------------------------------------------------------------------------------------------------------------------
     Strategic Hotel Capital      Marriott Lincolnshire Resort              10/04/99          $ 40.8 /(14)/ $ 4.5  /(14)/ $104,615
     Incorporated                 (Outside Chicago, IL)                     10/04/99                          9.1x
                                  Resort, 390 rooms                      securitization                      11.0%

     -------------------------------------------------------------------------------------------------------------------------------
     Strategic Hotel Capital      Ritz Carlton, Laguna Niguel               10/04/99          $212.6 /(14)/ $21.8  /(14)/ $540,967
     Incorporated                 (Laguna Niguel, CA)                       10/04/99                          9.8x
                                  Resort, 393 rooms                      securitization                      10.3%

     -------------------------------------------------------------------------------------------------------------------------------
     Wyndham International, Inc.  The Buttes                                09/20/99          $ 63.6 /(15)/ $ 6.4  /(16)/ $179,320
                                  (Tempe, AZ)                               09/20/99                         10.0x
                                  Resort, 353 rooms                    sale/securitization                   10.0%

     -------------------------------------------------------------------------------------------------------------------------------
     LaSalle Hotel Properties     Viking Hotel                              06/04/99          $ 28.0 /(17)/ $ 2.8  /(17)/ $153,846
     (LHO)                        (Newport, Rhode Island)                   06/04/99                         10.0x
                                  Resort, 182 rooms                           cash                           10.0%

     -------------------------------------------------------------------------------------------------------------------------------
     Hilton Hotels                Pointe Hilton Resort at Squaw Peak        04/21/99          $ 94.0 /(18)/ $11.6  /(18)/ $166,963
     (HLT)                        (Phoenix, AZ)                             04/21/99                          8.1x
                                  Resort, 563 rooms                           cash                           12.4%

     -------------------------------------------------------------------------------------------------------------------------------
     Hilton Hotels                Pointe Hilton Tapatio Cliffs Resort       08/18/98          $116.0 /(19)/    NA         $198,291
     (HLT)                        (Phoenix, AZ)                             08/18/98                           NA
                                  Resort, 585 rooms                     cash, debt/(20)/                       NA

     -------------------------------------------------------------------------------------------------------------------------------

================================================================================

45
==

                                                   RESORT PRECEDENT TRANSACTIONS
================================================================================
--------------------------------------------------------------------------------

(dollars in millions)

                              Target                                     Date Announced   Total Purchase     EBITDA
Acquiror                      (Location)                                   Completed           Price       TPP/EBITDA
(Symbol)                      Description                                Consideration         (TPP)        Cap Rate       TPP/Room
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LaSalle Hotel Properties      San Diego Princess Resort                     06/01/98      $ 73.0 /(21)/    $  8.4 /(22)/  $158,009
(LHO)                         (San Diego, CA)                               06/01/98                           8.7x
                              Resort, 462 rooms in 129 villas                 cash                            11.5%

------------------------------------------------------------------------------------------------------------------------------------
Patriot American Hospitality  WHG Resorts & Casino                          01/16/98      $280.0/(23)/     $ 26.5 /(23)/  $163,743
(PAH)                         (Puerto Rico)                                 01/16/98                          10.6x
                              570-room Condado Plaza Hotel, 389-room El    stock swap                          9.5%
                              San Juan Hotel, 751-room El Conquistador
                              Resort
------------------------------------------------------------------------------------------------------------------------------------
Host Marriott                 Coronado Island Le Meridien Resort            12/17/97      $ 54.4 /(24)/    $  6.9 /(24)/  $ 23,000
(HMT)                         (San Diego, CA)                               12/17/97                           7.9x
                              Resort, 300 rooms                               cash                            12.7%

------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------          -------------------------------------------
Key:                                                                                                      EBITDA          TPP/
TPP (Total Purchase Price) = Stock + Debt - Cash                                                         Multiple         Room
EBITDA (earnings before interest, taxes, depreciation and amortization) = Total                         -----------   ------------
Revenues - Operating Expenses                                                                  High:       11.0x       $ 548,387
Cap Rate = EBITDA/ TPP                                                                          Low:        6.8x       $  23,000
                                                                                               Mean:        9.0x       $ 227,974
                                                                                             Median:        9.1x       $ 166,963
-------------------------------------------------------------------------------          -------------------------------------------

================================================================================

46
==

                                                   RESORT PRECEDENT TRANSACTIONS
================================================================================

--------------------------------------------------------------------------------

   Notes:
   ______________

   (1) Vail Resorts News Release dated October 17, 2001. $45 million PP is $20 million at close, $25 million in 2 years.
   (2) PR Newswire press release dated October 17, 2001. EBITDA is for calendar year 2000.
   (3)  Associated Press dated August 15, 2001.
   (4) Lehman Brothers Research Report dated July 25, 2001. Purchase price of $49.5 MM is adjusted for $2MM in cash reserves, $2MM in prepaid capex, and NPV of acquired development land at $4MM, for an adjusted price of $41.5 MM.
   (5) Lehman Brothers Research Report dated July 25, 2001. EBITDA for CY 2000, after franchise fees.
   (6)  Business Wire press release dated July 19, 2001.
   (7)  San Diego Business Journal article dated July 30, 2001.
   (8) Source: 8K dated July 18, 2001. Purchased 60% stake; purchase price of $44.4MM is grossed up to $74MM.
   (9)  Ryan Beck Southeast Research Group Report dated June 28. EBITDA for
        2001E.
   (10) Source: 8K dated July 27, 2001. Purchase price excludes consideration of up to $3MM in options if certain EBITDA levels are obtained.
   (11) Source: 8K/A dated December 22, 2000. EBITDA as of October 30, 2000.
   (12) PR Newswire press release dated October 6, 2000.
   (13) PR Newswire press release dated March 16, 2000 and Deutsche Bank research report dated April 13, 2000.
   (14) Moody's Pre-Sale Report dated October 8, 1999.
   (15) PR Newswire press release dated September 19, 1999.
   (16) Moody's Pre-Sale Report dated September 24, 1999.
   (17) PSI Research Report dated June 24, 1999.
   (18) Moody's Pre-Sale Report dated October 17, 1999.
   (19) PR Newswire press release dated August 18, 1998.
   (20) Hilton (acq. of Tapatio) paid $26.3m cash & $80.9m debt for 75% ownership; partner Gosnell Builders, paid $8.8m for 25%
   (21) PR Newswire press release dated June 1, 1998.
   (22) Trailing 12 month EBITDA
   (23) PR Newswire press release dated January 16, 1998 and Moody's Pre-Sale Report dated August 10, 2000.
   (24) PR Newswire press release dated December 17, 1997.

================================================================================

47
==

================================================================================


                                                   -----------------------------


                                                   B. Precedent Transactions
                                                      Analysis:

                                                      Specialized Healthcare

                                                   -----------------------------

                                   SPECIALIZED HEALTHCARE PRECEDENT TRANSACTIONS
================================================================================
--------------------------------------------------------------------------------

($ in millions, except per bed data)

                                                                                 Date            Total          EBITDA
                                   Target                                     Announced         Purchase         TPP/        TPP
   Acquiror                        (Property Type, Location)                  Completed          Price          EBITDA       Per
   (Symbol)                        # of beds                                Consideration        (TPP)         Cap Rate      Bed
   ---------------------------------------------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------------------------------------------
   Dynacq International Inc.       Charis Hospital                             10/17/01       $  3.4 /(1)/        NA           NA
   (DYII)                          (Psychiatric Hospital, Baton Rouge, LA)     Pending                            NA
                                                                                Cash                              NA

   ---------------------------------------------------------------------------------------------------------------------------------
   Ameris Acquisition, Inc.        Children's Comprehensive                    08/09/01       $ 64.2 /(2)/    $ 13.1  /(3)/    NA
                                   Services, Inc.                              Pending                           4.9x
                                   (Youth education and treatment)              Cash                            20.4%

   ---------------------------------------------------------------------------------------------------------------------------------
   Welsh Carson Anderson           Behavioral Healthcare Corp.                 05/02/01       $ 65.6 /(5)/        NA           NA
   Stowe IX                        (Psychiatric Hospital Chain) /(4)/          05/02/01                           NA
                                                                                Cash                              NA

   ---------------------------------------------------------------------------------------------------------------------------------
   Undisclosed Acquiror            Charter-by-Sea                                N/A          $  6.8 /(6)/    $  0.9  /(6)/    NA
                                   (Hospital, GA)                                N/A                             7.2x
                                   309 /(6)/                                                                    13.8%

   ---------------------------------------------------------------------------------------------------------------------------------
   RehabCare Group Inc.            DiversiCare Rehab Services Inc.             09/20/00           NA              NA           NA
                                   (14 Outpatient Therapy Locations, KY, TN)   09/20/00                           NA
                                                                                  NA                              NA

   ---------------------------------------------------------------------------------------------------------------------------------
   Ramsay Youth Services Inc       Charter Behavioral Health-Bran              08/04/00       $  7.7 /(7)/        NA         $34,222
   (RYOU)                          (Service, FL)                               08/04/00                           NA
                                   225 /(7)/                                     Cash                             NA

   ---------------------------------------------------------------------------------------------------------------------------------
   Cita Biomedical Inc.            Addiction Medical Group Inc.                06/20/00 /(8)/    NA               NA           NA
   (DTOX)                          (3 Opiate Detoxification Centers, CA)       Pending                            NA
                                                                                  NA                              NA

   ---------------------------------------------------------------------------------------------------------------------------------
   Universal Health Service Inc    11 Charter Hospitals (Crescent)             05/31/00       $105.0 /(10)/   $ 27.0  /(10)/ $75,000
   (UHT)                           (Hospital,GA PA NJ DE KY SC TN MS UT TX)    05/31/00                          3.9x
                                   1400 /(9)/                                                                   25.7%

   ---------------------------------------------------------------------------------------------------------------------------------
   Benchmark Medical Inc.          Northstar Health Services Inc.              03/04/00       $ 36.0 /(11)/   $  4.7  /(12)/     NA
                                   (Outpatient Rehabilitation Clinics, PA
                                   OH.)                                        09/22/00                          7.6x
                                   (NHSI)                                        Cash                           13.2%

   ---------------------------------------------------------------------------------------------------------------------------------

================================================================================

49
==

                                   SPECIALIZED HEALTHCARE PRECEDENT TRANSACTIONS
================================================================================

--------------------------------------------------------------------------------
 ($ in millions, except per bed data)

                                                                                Date          Total          EBITDA
                                    Target                                    Announced      Purchase         TPP /        TPP
   Acquiror                         (Property Type, Location)                 Completed       Price          EBITDA        Per
   (Symbol)                         # of beds                               Consideration     (TPP)         Cap Rate       Bed
   ---------------------------------------------------------------------------------------------------------------------------------
   Crescent Real Estate Equities    Charter Behavioral Healthcare              02/16/00        $152.6 /(13)/ $ 20.3  /(13)/      NA
   (CRE)                            (Behavioral healthcare services, U.S.)     Withdrawn                        7.5x
                                    37 core facilities/(14)/                                                  13.30%

   ---------------------------------------------------------------------------------------------------------------------------------
   Thomas Nelson Inc                New Life Treatment Centers Inc             11/08/99        $ 15.0 /(15)/     NA              NA
   (TNM)                            (Hospital)                                 11/08/99                          NA
                                                                                                                 NA

   --------------------------------------------------------------------------------------------------------------------------------
   BI Inc                           Behavioral Careoptions Inc                 10/05/99  /(16)/    NA            NA              NA
   (BIAC)                           (Drug Treatment)                           10/05/99                          NA
                                                                                                                 NA

  ----------------------------------------------------------------------------------------------------------------------------------
  Select Medical Corp.              NovaCare Inc.                              10/04/99        $200.0 /(17)/ $ 36.2  /(17)/      NA
                                    (Outpatient Physical Rehabilitation.       11/19/99                         5.5x
                                    TK:NAHC)
                                                                                 Cash                          18.1%

   ---------------------------------------------------------------------------------------------------------------------------------
   Texas Pacific Group, Inc         Magellan Health Services Inc               07/19/99        $ 75.4 /(18)/     NA              NA
                                    (Hospital, MD)                             12/16/99                          NA
                                                                                 Cash                            NA

   ---------------------------------------------------------------------------------------------------------------------------------
   Universal Health Services Inc    Hospital Group-Psychiatric Bus             03/15/99        $ 30.0 /(19)/ $  7.2  /(19)/ $10,714
   (UHS)                            (Hospital, PA)                             04/18/99                         4.2x
                                    280/(19)/                                                                  24.0%

   ---------------------------------------------------------------------------------------------------------------------------------
   Focus Healthcare LLC             Meadowwood Behavioral Health               11/18/98        $  5.0            NA              NA
                                    (Hospital, DE)                             11/18/98                          NA
                                                                                 Cash                            NA

   ---------------------------------------------------------------------------------------------------------------------------------
   Medical Industries of America    Santera Rehabilitation Inc.                09/16/98        $  7.7 /(20)/ $  1.7  /(21)/      NA
   (Cyber Care Inc. : CYBR)         (Hospitals/ Ass. living, VA, WV, GA,
                                    KY, OH)                                   Withdrawn                         4.6x
                                                                             Cash / Stock                      22.0%

   ---------------------------------------------------------------------------------------------------------------------------------
   Alexian Brother Health System    Hoffman Estates, Woodland Hosp             08/20/98        $254.0 /(23)/     NA              NA
                                    (Hospital, IL)                             02/01/99                          NA
                                    344/(22)/                                                                    NA
  ----------------------------------------------------------------------------------------------------------------------------------

================================================================================

50
==

                                   SPECIALIZED HEALTHCARE PRECEDENT TRANSACTIONS
================================================================================

--------------------------------------------------------------------------------

 ($ in millions, except per bed data)

                                                                              Date            Total           EBITDA
                                    Target                                 Announced         Purchase          TPP/        TPP
   Acquiror                         (Property Type, Location)              Completed          Price           EBITDA       Per
   (Symbol)                         # of beds                            Consideration        (TPP)          Cap Rate      Bed
   ---------------------------------------------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------------------------------------------
   West Virginia University         Chestnut Ridge Hospital                  07/06/98         $ 14.8 /(24)/      NA       $ 211,429
                                    (Hospital, WV)                           10/02/98                            NA
                                    70                                         Cash                              NA

   ---------------------------------------------------------------------------------------------------------------------------------
   Undisclosed Acquiror             Greenbriar Psychiatric Hosp              06/05/98         $  1.6 /(25)/      NA              NA
                                    (Hospital, LA)                           06/05/98                            NA
                                                                                                                 NA

   ---------------------------------------------------------------------------------------------------------------------------------
   Horizon Health Corp              FPM Behavioral Health Inc                05/01/98         $ 20.0 /(26)/      NA              NA
   (HORC)                           (HC Service, MN)                         06/02/98                            NA
                                                                               Cash                              NA

   ---------------------------------------------------------------------------------------------------------------------------------
   National Mentor, Inc.            Rehabilitation Achievement               04/17/98  /(27)/     NA             NA              NA
   (Magellan Health Svs.: MGL)      (Outpatient clinic, IL)                  04/17/98                            NA
                                    NA                                          NA                               NA

   ---------------------------------------------------------------------------------------------------------------------------------
   MD Network, L.P.                 Sun Healthcare                           02/26/98             NA          $159.5 /(28)/      NA
                                    (Outpatient rehab. facilities, FL)       02/26/98                            NA
                                    NA                                          NA                               NA

   ---------------------------------------------------------------------------------------------------------------------------------
   Horizon Mental Health Mgmt       Acorn Behavioral Healthcare              10/20/97         $ 12.7 /(29)/   $ 0.7 /(29)/       NA
   (HORC)                           (Clinic, PA)                             11/03/97                          18.4x  *
                                                                               Cash                              NA

   ---------------------------------------------------------------------------------------------------------------------------------
   Atlantic Shores Healthcare       Undisclosed Psychiatric Hosp             07/21/97         $  6.0 /(30)/      NA              NA
   (WHC) Wackenhut subsidiary                                                07/21/97                            NA
                                                                                                                 NA

   ---------------------------------------------------------------------------------------------------------------------------------
   Vencor Inc                       Transitional Hospitals Corp              05/07/97         $639.0 /(32)/   $16.4 /(32)/       NA
   (VCRI)                           (Hospital, NV 16 hospitals in 13         08/26/97                          39.0x  *
                                    states)
                                    1340/(31)/                                 Cash                             2.6%

   ---------------------------------------------------------------------------------------------------------------------------------
   Wackenhut Corrections Corp       Coral Ridge Psychiatric Hosp             04/24/97         $  6.0 /(33)/      NA              NA
   (WHC)                            (Hospital, FL)                           05/06/97                            NA
                                    86/(33)/                                                                     NA

------------------------------------------------------------------------------------------------------------------------------------

================================================================================

51
==

                                   SPECIALIZED HEALTHCARE PRECEDENT TRANSACTIONS
================================================================================
--------------------------------------------------------------------------------

($ in millions, except per bed data)

                                                                            Date            Total           EBITDA
                                   Target                                 Announced        Purchase          TPP/         TPP
   Acquiror                        (Property Type, Location)              Completed         Price           EBITDA        Per
   (Symbol)                        # of beds                              Consideration     (TPP)          Cap Rate       Bed
   -----------------------------------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------------------------------
   Children's Comprehensive        Vendell Healthcare Inc                   02/27/97    $  25.6 /(34)/   ($2.8) /(35)/      NA
   (KIDS)                          (Hospital, AK, KY, MI, MT, UT, FL, TX)   06/02/97                          NA
                                   564 /(34)/                              Stock/Cash                         NA
   -----------------------------------------------------------------------------------------------------------------------------
   Crescent Real Estate Equities   Magellan Health Svcs-Hosp              01/29/97      $ 387.2 /(36)/   $41.7 /(36/)       NA
   (CRE)                           (Hospital, U.S., UK and Switz.)        06/17/97                            9.3x
                                                                            Cash                             10.77%

   -----------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------   -------------------------------------------
   Key:                                                                                                EBITDA          TPP/
                                                                                                      Multiple         Bed
                                                                                                      --------         ---
   TPP (Total Purchase Price) = Stock + Debt - Cash                                         High:       9.3x       $   75,000
   EBITDA (earnings before interest, taxes, depreciation and amortization) = Total        Median:       5.5x       $   34,222
   Revenues - Operating Expenses                                                            Mean:       6.1x       $   39,979
   Cap Rate = EBITDA/ TPP                                                                    Low:       3.9x       $   10,714
   * Excluded from ranges for High, Median, Mean and Low calculations because they are outliers.
   -------------------------------------------------------------------------------   -------------------------------------------

================================================================================
52
==

                                   SPECIALIZED HEALTHCARE PRECEDENT TRANSACTIONS
================================================================================

--------------------------------------------------------------------------------
  Notes:
  _______________

   (1) PR Newswire press release dated October 17, 2001.
   (2) Business wire press release dated August 9, 2001, adjusted for debt and cash using 10K dated September 28, 2001.
   (3) Information from KIDS 10-K dated September 28, 2001.
   (4) News article from Mental Health Weekly, May 14, 2001.
   (5) Business wire press release dated May 2, 2001. Purchased 61% stake; purchase price of $40MM is grossed up to $65.6MM.
   (6) Information from RYOU 8-K dated August 18, 2000.
   (7) Information from RYOU 8-K dated August 18, 2000.
   (8) PR Newswire press release dated June 20, 2000.
   (9) PR Newswire press release dated August 4, 2000.
  (10) PR Newswire press release dated May 30, 2000.
  (11) Press Releases dated 3/4/00 and 9/25/00.
  (12) LTM EBITDA for year end 12/31/99 from 10K dated 3/27/00.
  (13) PR Newswire press release dated Febraury 16, 2000. Charter (tenant of Crescent) arranged this deal in bankruptcy hoping to restructure operations. Subsequently, bankruptcy prevailed and they asked Crescent to auction the facilites. Had they stayed in business, Crescent would have demanded a rental payment of $20.3m (or a 13.3% return on appraised value), with an annual increase of 5% over the 10-year lease term, which represents an approximate 16.7% return on appraised value.
  (14) PR Newswire press release dated May 19, 2000.
  (15) Information from TNM 10-Q dated February 15, 2000.
  (16) PR Newswire press release dated October 5, 1999.
  (17) Purchase price source Press Release dated 10/04/99. LTM EBITDA based on EBITDA for 9 months ended 3/31/99, annualized. Source: Proxy dated 8/31/99, pg. 13.
  (18) Information from MGL 8-K dated July 21, 1999.
  (19) Purchase Price source PR Newswire press release dated April 15, 1999 (includes $3 million of future contingency payments) and LTM EBITDAR and units from Irving Levin Associates Inc. Transaction Report.
  (20) Press release dated September 16, 1998.
  (21) Represents fiscal year 1997 earnings due to lack of available data.
       Source: press release dated September 16, 1998.
  (22) PR Newswire press release dated August 19, 1998.
  (23) PR Newswire press release dated February 2, 1998.
  (24) Irving Levin Associates Inc. Transaction Report.
  (25) Investext
  (26) Information from HORC 8-K dated June 17, 1998.
  (27) Press release dated April 17, 1998. Terms not disclosed.
  (28) Press release dated February 26, 1998.
  (29) Information from HORC 8-K dated November 5, 1997.
  (30) PR Newswire press release dated August 19, 1998.
  (31) Multex.com company overview as of November 1996.
  (32) Hostile offer. PR Newswire press release dated May 7, 1997.
  (33) Information from news article dated July 18, 1997 posted on http://www.bizjournals.com.
  (34) PR Newswire press release dated June 2, 1997.
  (35) Information from KIDS 8-K/A dated August 18, 1997.
  (36) Information from CEI 8-K/A dated July 2, 1997.

================================================================================

53
==

================================================================================


                                                      __________________________


                                                      C. Public Company Analysis


                                                      __________________________

                                  ANALYSIS OF SELECTED PUBLICLY TRADED COMPANIES
================================================================================
--------------------------------------------------------------------------------

(in millions, except per share data)

                                       ------ -------- -----   ----------- -------------- -----------  -------  ------- -----------
                                                                           52 Week (Intra
                                                                 Current       Day)         Diluted    Equity               Total
                                                        LTM    Share Price  Stock Price     Shares     Market    Net     Enterprise
Company Name                           Ticker Exchange  Date     11/19/01   High   Low    Outstanding  Value   Debt/(1)/   Value
-------------------------------------- ------ -------- -----   ----------- -------------- -----------  ------  --------- -----------
------------------------------------------------------------------------------------------------------------------------------------
NEXTHEALTH INC. - Current Price /(1)/  NEXT   NASDAQ    10/31/01 $  4.340  $ 5.74  $  2.00    14.6     $  63.4    (5.26)   $    58.2
NEXTHEALTH INC. - Offer Price /(1)/    NEXT   NASDAQ    10/31/01 $  5.100  $ 5.74  $  2.00    14.6     $  74.5    (5.26)   $    69.3
------------------------------------------------------------------------------------------------------------------------------------

Resorts
--------------------------------------
SONESTA INTL HOTELS /(2)/              SNSTA  NASDAQ    09/30/01 $  7.150  $10.36 $  6.40      3.7     $  26.4 $  60.76    $    87.2
SUN INTERNATIONAL HOTELS LTD /(3)/     SIH    NYSE      09/30/01 $ 19.320   28.90   16.10     26.8      517.10   646.64      1,163.7
VAIL RESORTS INC /(4)/                 MTN    NYSE      07/31/01 $ 17.500   24.75   12.95     35.2      615.55   400.78      1,016.3




Specialized Healthcare Companies
--------------------------------------
CHILDREN'S COMPREHENSIVE SERVICES
 INC. /(5)/                            KIDS   NASDAQ    09/30/01 $  4.790  $ 5.29 $  2.00      7.3     $  34.9 $   20.0     $   54.8
RAMSAY YOUTH SERVICES INC /(6)/        RYOU   NASDAQ    09/30/01 $  3.410    5.21    0.38      9.1       31.16    28.59        59.75
RES CARE INC. /(7)/                    RSCR   NASDAQ    09/30/01 $  9.200    9.80    3.50     24.4      224.94   213.59       438.53


================================================================================

55
==

                                  ANALYSIS OF SELECTED PUBLICLY TRADED COMPANIES
================================================================================
--------------------------------------------------------------------------------

(In millions, except per share data)

                                          -----   --------- ------ ---------- --------  ----------  -------- ------ ------- --------
                                                           Total Equity Value Multiples                                      Equity
                                                    LTM   ------------------------------    LTM               LTM
                                                   EBITDA     LTM     2001E     2002E       Net       LTM    EBITDA  Book    Market/
Company Name                              Ticker  MULTIPLE    EPS      EPS       EPS     Revenues    EBITDA  Margin  Value    Book
---------------------------------------   -----   --------- ------ ---------- --------  ----------  -------- ------ ------- --------
------------------------------------------------------------------------------------------------------------------------------------
NEXTHEALTH INC. - Current Price /(1)/      NEXT     5.1x     7.6x     7.5x      5.6x      $ 42.8     $ 11.5   26.7%  $ 35.5   1.8x
NEXTHEALTH INC. - Offer Price /(1)/        NEXT     6.1x     8.9x     8.9x      6.5x      $ 42.8     $ 11.5   26.7%  $ 35.5   2.1x

Resorts
---------------------------------------

SONESTA INTL HOTELS /(2)/                  SNSTA    6.6x      NM       NA        NA       $103.6     $ 13.3   12.8%  $ 29.0   0.9x
SUN INTERNATIONAL HOTELS LTD /(3)/         SIH      7.3     14.3     16.2      46.0        619.4      160.2   25.9%   641.8   0.8
VAIL RESORTS INC /(4)/                     MTN      7.9     32.7     39.8      27.8        559.3      128.6   23.0%   519.2   1.2

                                          Resorts
                                          ------------------------------------------------------------------------------------------
                                          Mean      7.2x    23.5x    28.0x     36.9x      $427.4     $100.7   20.6%  $396.7   1.0x
                                          Median    7.3     23.5     28.0      36.9        559.3      128.6   23.0%   519.2   0.9
                                          High      7.9     32.7     39.8      46.0        619.4      160.2   25.9%   641.8   1.2
                                          Low       6.6     14.3     16.2      27.8        103.6       13.3   12.8%    29.0   0.8
                                          ------------------------------------------------------------------------------------------

Specialized Healthcare Companies
---------------------------------------

CHILDREN'S COMPREHENSIVE SERVICES INC.
 /(5)/                                    KIDS      4.3x    11.6x      NA        NA       $133.2     $ 12.9    9.7%  $ 58.0   0.6x
RAMSAY YOUTH SERVICES INC /(6)/           RYOU      5.2      6.2       NA        NA        131.0       11.5    8.8%    23.1   1.3
RES CARE INC. /(7)/                       RSCR      7.4     22.6     21.9      12.4        888.8       59.4    6.7%   184.7   1.2

                                          Specialized Healthcare Companies
                                          ------------------------------------------------------------------------------------------
                                          Mean      5.6x    13.5x    21.9x     12.4x      $384.4     $ 27.9    8.4%  $ 88.6   1.1x
                                          Median    5.2     11.6     21.9      12.4        133.2       12.9    8.8%    58.0   1.2
                                          High      7.4     22.6     21.9      12.4        888.8       59.4    9.7%   184.7   1.3
                                          Low       4.3      6.2     21.9      12.4        131.0       11.5    6.7%    23.1   0.6
                                          ------------------------------------------------------------------------------------------

                                          Composite Valuation
                                          ------------------------------------------------------------------------------------------
                                          Mean      6.4x    17.5x    26.0x     28.7x      $405.9     $ 64.3   14.5%  $242.6   1.0x
                                          Median    6.9     14.3      21.9     27.8        346.2       36.3   11.3%   121.3   1.0
                                          High      7.9     32.7      39.8     46.0        888.8      160.2   25.9%   641.8   1.3
                                          Low       4.3      6.2      16.2     12.4        103.6       11.5    6.7%    23.1   0.6
                                          ------------------------------------------------------------------------------------------

================================================================================

56
==

                                  ANALYSIS OF SELECTED PUBLICLY TRADED COMPANIES
================================================================================

--------------------------------------------------------------------------------
 Resort Public Company Notes

        Financial data excludes the results of discontinued operations, extraordinary gains and one-time charges. Fully-diluted shares outstanding calculated using the treasury stock method.

   NEXTHEALTH INC.
    (1) Source: Company management. LTM financial data as of October 31, 2001. LTM EPS includes addbacks of $.857M ($.840M tax adjusted) of costs associated with the merger.
        2001 EPS includes an addback $.558M ($.55M tax adjusted) for accounting, legal, board and SEC costs associated with the merger and $.2M ($.2M tax adjusted) for executive stay bonuses associated with the merger.

   SONESTA INTL HOTELS -CL A
    (2) Source: Form 10K dated December 31, 2000 and form 10Q dated September 30, 2001.
        LTM Net Income for fiscal year ended December 31, 2000 excludes $.006M ($.004M tax adjusted) of gains on sales of assets, $1.7M ($1.0M tax adjusted) of gain from casualty and $.27M extraordinary loss on refinancing of debt, net of tax. LTM Net Income for the period ended September 30, 2001 excludes $.56M ($.34M tax adjusted) of gains on sales of assets and $.8M ($.5M tax adjusted) of gain from casualty. LTM Net Income for the period ended September 30, 2000 excludes $.014M ($.008M tax adjusted) of gains on sales of assets, $1.175M ($.705M tax adjusted) of gain from casualty and $.274M of extraordinary loss on refinancing debt. LTM EPS Multiple calculated using LTM Net Income which excludes $.006M ($.004M tax adjusted) of gains on sales of assets, $1.7M ($1.0M tax adjusted) of gain from casualty and $.27M extraordinary loss on refinancing of debt, net of tax. LTM Net Income for the period ended September 30, 2001 excludes $.56M ($.34M tax adjusted) of gains on sales of assets and $.8M ($.5M tax adjusted) of gain from casualty. LTM Net Income for the period ended September 30, 2000 excludes $.014M ($.008M tax adjusted) of gains on sales of assets, $1.175M ($.705M tax adjusted) of gain from casualty and $.274M of extraordinary loss on refinancing debt.

================================================================================

57
==

                                  ANALYSIS OF SELECTED PUBLICLY TRADED COMPANIES
================================================================================

 Resort Public Company Notes

   SUN INTERNATIONAL HOTELS LTD
    (3) Source: Income Statement from form 6K dated November 5, 2001, Balance Sheet and Cash Flow from form 20F dated December 31, 1999. Diluted weighted average shares outstanding for three months ended September 30, 2001.
        LTM EBIT, LTM EBITDA and LTM Net income include add-backs of non-recurring pre-opening expenses of $7.6M ($7.2M tax adjusted), write-off of Desert Inn costs of $11.2M ($10.6M tax adjusted), transactions costs of $7.0M ($6.6M tax adjusted) and write down of assets to be sold of $229.2M ($216.4M tax adjusted) and exclude a gain of $76.4M ($72.1M tax adjusted) of Ocean Club Estates lot sales for fiscal year ended December 31, 2000. In addition LTM EBIT, LTM EBITDA and LTM Net income include add-backs of non-recurring pre-opening expenses of $5.1M ($4.8M tax adjusted) and restructuring costs of $1.2M ($1.1M tax adjusted) and exclude a gain of $6.9M ($6.5M tax adjusted) of Ocean Club Estates lot sales for the period nine months ended September 30, 2001. LTM EBIT, LTM EBITDA and LTM Net income also include add-backs of non-recurring pre-opening expenses of $2.1M ($2.0M tax adjusted), write-off of Desert Inn costs of $11.2M ($10.6M tax adjusted) and transactions costs of $7.0M ($6.6M tax adjusted) and exclude a gain of $74.8M ($70.6M tax adjusted) of Ocean Club Estates lot sales for the period nine months ended September 30, 2000.
        LTM EPS Multiple calculated using LTM Net Income which include add-backs of non-recurring pre-opening expenses of $7.6M ($7.2M tax adjusted), write-off of Desert Inn costs of $11.2M ($10.6M tax adjusted), transactions costs of $7.0M ($6.6M tax adjusted) and write down of assets to be sold of $229.2M ($216.4M tax adjusted) and exclude a gain of $76.4M ($72.1M tax adjusted) of Ocean Club Estates lot sales for fiscal year ended December 31, 2000. In addition LTM EBIT, LTM EBITDA and LTM Net income include add-backs of non-recurring pre-opening expenses of $5.1M ($4.8M tax adjusted) and restructuring costs of $1.2M ($1.1M tax adjusted) and exclude a gain of $6.9M ($6.5M tax adjusted) of Ocean Club Estates lot sales for the period nine months ended September 30, 2001. LTM EBIT, LTM EBITDA and LTM Net income also include add-backs of non-recurring pre-opening expenses of $2.1M ($2.0M tax adjusted), write-off of Desert Inn costs of $11.2M ($10.6M tax adjusted) and transactions costs of $7.0M ($6.6M tax adjusted) and exclude a gain of $74.8M ($70.6M tax adjusted) of Ocean Club Estates lot sales for the period nine months ended September 30, 2000.
        Hurricane repair expenditures are included in capital expenditures for the period ended December 31, 2000. CapEx was 18% of Gross Revenues in 1999. Cash and cash equivalents do not include restricted cash of $1.7M for fiscal year ended December 31, 2000. Total debt excludes capital creditors of $13.0M for the fiscal year ended December 31, 2000.

   VAIL RESORTS INC
    (4) Source: Form 10K dated July 31, 2001.
        LTM Net Income excludes loss on disposal of fixed assets of $.14M ($.09M tax adjusted) for fiscal year ended July 31, 2001. LTM EPS Multiple calculated using LTM Net Income which includes an add-back for loss on disposal of fixed assets of $.14M ($.08M tax adjusted) for fiscal year ended July 31, 2001.
        Cash and cash equivalents do not include restricted cash of $19.3M for fiscal year ended July 31, 2001.

================================================================================

58
==

                                  ANALYSIS OF SELECTED PUBLICLY TRADED COMPANIES
================================================================================

 Specialized Healthcare Public Company Notes

        Financial data excludes the results of discontinued operations, extraordinary gains and one-time charges. Fully-diluted shares outstanding calculated using the treasury stock method.
   CHILDREN'S COMPREHENSIVE SERVICES INC.
     (5) Source: Form 10K dated December 31, 2000 and form 10Q dated September 30, 2001. LTM EPS Multiple is calculated using LTM Net Income which includes $.2M ($.2M tax adjusted) of merger expenses for the period ending September 30, 2001.
   RAMSAY YOUTH SERVICES INC
     (6) Source: Form 10K dated December 31, 2000 and form 10Q dated September 30, 2001. LTM Net Income includes an add-back of $.7M ($.6M tax adjusted) for losses related to asset sales and closed businesses and $.5M ($.46M tax adjusted) for the period ended December 31, 2000 and September 30, 2000, respectively. LTM EPS Multiple is calculated using LTM Net Income which includes an add-back of $.7M ($.6M tax adjusted) for losses related to asset sales and $.5M ($.46M tax adjusted) for the period ended December 31, 2000 and September 30, 2000, respectively.
   RES CARE INC.
     (7) Source: Form 10K dated December 31, 2000 and form 10Q dated September 30, 2001. LTM EBIT, Net Income and LTM EBITDA include $4.1M ($2.5M tax adjusted), $1.7M ($1.0M tax adjusted) and $3.7M ($2.2M tax adjusted) of special charges for the period ended December 31, 2000, September 30 2001 and September 30 2000, respectively.

59
==

================================================================================

                          ---------------------------


                                   Resort
                                   Companies


                         ---------------------------

                                                     APPENDIX (RESORT COMPANIES)
================================================================================


                             Company Descriptions



Sonesta International Hotels Corporation

Sonesta International Hotels Corporation ("Sonesta") owns or operates 25 hotels in Bermuda, the Caribbean, Egypt, Italy, Peru and the United States. Sonesta's luxury properties cater to upscale business and leisure travelers and are designed to showcase the culture and history of their exotic locales. Sonesta operations include a 10th century castle in Tuscany and three cruise ships on the Nile. In 2001 the company entered a franchise agreement for 10 hotels in Brazil. The founding Sonnabend family (including chairman and CEO Roger and president Stephanie) owns about 45% of Sonesta.

61
==

                                                     APPENDIX (RESORT COMPANIES)
================================================================================


Sonesta International Hotels Corp. (SNSTA)
Nov 17, 2000 - Nov 19, 2001                                    High: 10.36
U.S. Dollar                                                       Low: 6.40
                                                                  Last: 7.16


                                    [GRAPH]

62
==

                                                     APPENDIX (RESORT COMPANIES)
================================================================================


                             Company Descriptions


Sun International Hotels

Sun International Hotels Limited ("SUN"), established in 1993, is an international resort and gaming company that develops and manages premier resort and casino properties. The Company owns nearly 70% of Paradise Island in the Bahamas, home to its Atlantis Resort and Casino, featuring more than 2,300 rooms and 60 acres of pools, waterfalls, and marine habitats. The firm is planning an Atlantis online casino that will operate in the Isle of Man, a UK territory. The firm also has an interest in the tribal-owned Mohegan Sun Casino in Connecticut, holds stakes in beach resorts in the Indian Ocean, and manages the Royal Mirage Hotel in Dubai. It sold Resorts Casino Hotel in Atlantic City in 2001 and dissolved a complicated ownership structure leaving Caledonia Investments with a 22% stake and World Leisure Group (controlled by CEO Sol Kerzner) with 17%. The firm will also phase out the Sun International name.

63
==

                                                    APPENDIX (RESORT COMPANIES)
===============================================================================
-------------------------------------------------------------------------------

Sun International Hotels Ltd. (SIH)
Nov 17, 2000-Nov 19, 2001                                      High: 28.90
U.S. Dollar                                                     Low: 16.10
                                                               Last: 19.32


                                   [GRAPHIC]




================================================================================
Source: FactSet

64
==

                                                     APPENDIX (RESORT COMPANIES)
================================================================================

                             Company Descriptions

Vail Resorts Inc.

Vail Resorts ("VAIL") operates four ski resorts in Colorado (Beaver Creek Resort, Breckenridge Mountain Resort, Keystone Resort, and Vail Mountain), and four in Wyoming's Grand Teton National Park. The Company also operates Wyoming's Jackson Hole Golf & Tennis Club and owns 51% of the Snake River Lodge & Spa (also in Jackson Hole). Not just winter havens, the company's ski resorts offer summer activities such as golf and fishing. Subsidiary RockResorts International also owns 11 hotel resorts in six states. Investor Ronald Baron controls 34% of Vail Resorts; cereal maker Ralcorp Holdings and investment firm Apollo Advisors control about 22% and 21% of the company, respectively

65
==

                                                    APPENDIX (RESORT COMPANIES)
===============================================================================
-------------------------------------------------------------------------------

Vail Resorts Inc. (MTN)
Nov 17, 2000 - Nov 19, 2001                                      High: 24.75
U.S. Dollar                                                       Low: 12.95
                                                                 Last: 17.50


                                   [GRAPHIC]



================================================================================
Source: FactSet

66
==

================================================================================

                      -----------------------------

                       Specialized Healthcare
                         Companies

                      -----------------------------

                                     APPENDIX (SPECIALIZED HEALTHCARE COMPANIES)
================================================================================



                             Company Descriptions

Children's Comprehensive Services Inc.

Children's Comprehensive Services Inc. ("CCS") provides a continuum of services to at-risk and troubled youth. The Company emphasizes education, treatment and juvenile justice services for troubled kids through nonresidential (day treatment and other programs) and residential (detention and inpatient) facilities. Its services are geared toward young people who have mental, emotional, or behavioral problems, or developmental or learning disabilities. CCS, alone and through programs managed for not-for-profit Helicon, works with some 3,400 juveniles in about a dozen states. Customers include social services providers, school districts, juvenile courts, and parents. CCS is being bought by Kids Holdings (a company formed by investors to complete the purchase).

68
==

                                     APPENDIX (SPECIALIZED HEALTHCARE COMPANIES)
================================================================================
--------------------------------------------------------------------------------

Children's Comprehensive Services Inc. (KIDS)
Nov 17, 2000 - Nov 19, 2001                                     High: 5.29
U.S. Dollar                                                      Low: 2.00
                                                                Last: 4.79

                                   [GRAPHIC]





================================================================================
Source FactSet

69
==

                                     APPENDIX (SPECIALIZED HEALTHCARE COMPANIES)
================================================================================

                             Company Descriptions

Ramsay Youth Services

Ramsay Youth Services ("Ramsay") offers youth services, primarily through contracts with state and local government agencies trying to cut costs by privatizing juvenile social-services programs. Ramsey's rehabilitation programs for young people with behavioral or psychiatric disorders, substance-abuse problems, and developmental difficulties are offered through inpatient facilities, group homes, and charter schools, as well as through outpatient and day treatment programs. The Company has operations in nine states (primarily in the South) and Puerto Rico. Chairman Paul Ramsay owns more than half of the company.

70
==

                                     APPENDIX (SPECIALIZED HEALTHCARE COMPANIES)
================================================================================
--------------------------------------------------------------------------------

Ramsay Youth Services Inc. (RYOU)
Nov 17, 2000 - Nov 19, 2001                                     High: 5.21
U.S. Dollar                                                     Low:  0.38
                                                                Last: 3.41
                                   [GRAPHIC]


================================================================================
Source: FactSet

71
==

                                    APPENDIX (SPECIALIZED HEALTHCARE COMPANIES)
===============================================================================

                             Company Descriptions

Res-Care Inc.

Res-Care Inc. ("RES") is a leading provider of residential, training, educational and support services to populations with special needs, including persons with developmental and other disabilities. Res-Care has facilities in more than 30 states, as well as in the District of Columbia, Puerto Rico, and Canada. Services include training in social, vocational, and functional skills, as well as counseling and therapy programs. The company also serves disadvantaged youths at vocational training centers under the federal Job Corps program. In addition to these services, the company operates alternative schools, boot camps, and other correctional and care programs for at-risk youths. Res-Care is being bought out by a group including its senior management.

72
==

                                     APPENDIX (SPECIALIZED HEALTHCARE COMPANIES)
================================================================================
--------------------------------------------------------------------------------

Res-Care Inc. (RSCR)
Nov 17, 2000 - Nov 19, 2001                                          High: 9.80
U.S. Dollar                                                          Low:  3.50
                                                                     Last: 9.20


                                   [GRAPHIC]


================================================================================
Source: FactSet

73
==

================================================================================

                         -------------------------------

                             D. Net Operating Loss
                             Utilization & Valuation

                         -------------------------------

                                          APPENDIX - NOL UTILIZATION & VALUATION
================================================================================

                         NOL Projected Utilization

                                                          2001
                                                          ----

Beginning Federal NOL Balance /(1)/                    $  20,500
Assumed Federal Tax Rate                                      34%
                                                       ---------
Total NOL Federal Tax Credits Available                $   6,970
Combined 2001 Federal Taxes for Miraval and ST         $   2,660
                                                       ---------
Ending Federal Tax Credit Balance @ 34% Tax Rate       $   4,310
   Ending Federal NOL Balance                          $  12,676

Beginning State NOL Balance /(1)/                      $  18,000
Assumed State Tax Rate                                         7%
                                                       ---------
Total NOL State Tax Credits Available                  $   1,260
Combined 2001 State Taxes for Miraval and ST           $     548
                                                       ---------
Ending State Tax Credit Balance @ 7% Tax Rate          $     712
   Ending State NOL Balance                            $  10,176

(1) As of 12/31/01, per NextHealth 10K dated 3/16/01.

                                          APPENDIX - NOL UTILIZATION & VALUATION
================================================================================
--------------------------------------------------------------------------------

                                 NOL Valuation

NOL Cap and Available Federal Tax Credits

                                                    2002          2003         2004         2005
                                                    ----          ----         ----         ----
Beginning Federal NOL Balance /(1)/               $ 12,676
NOL CAP
------
30 Year Treasury Yield as of 11/19/01 /(2)/           5.20%
NextHealth Stock Offer Price                          5.10
Diluted Shares Outstanding                          14,617
                                                  --------
NOL Cap Per Year                                  $  3,876      $  3,876      $ 3,876     $ 1,049
Assumed Federal Tax Rate                                34%           34%          34%         34%
                                                  --------      --------      -------     -------
Maximum Tax Credits Available Per Year            $  1,318      $  1,318      $ 1,318     $   357
Ending NOL Outstanding balance                    $  8,801      $  4,925      $ 1,049     $     0
   PV of Tax Credits /(3)/:                          1,014           780          600         125
     Total Present Value of Tax Credits:             2,518

NOL Cap and Available State Tax Credits

                                                    2002          2003         2004
                                                    ----          ----         ----
Beginning State NOL Balance /(1)/                 $ 10,176
NOL CAP
-------
30 Year Treasury Yield as of 11/19/01 /(2)/           5.20%
NextHealth Stock Offer Price                          5.10
Diluted Shares Outstanding                          14,617
                                                  --------
NOL Cap Per Year                                  $  3,876      $  3,876      $ 2,425
Assumed State Tax Rate                                   7%            7%           7%
                                                  --------      --------      -------
Maximum Tax Credits Available Per Year            $    271      $    271      $   170
Ending NOL Outstanding balance                    $  6,301      $  2,425      $     0
   PV of Tax Credits /(3)/:                            209           161           77
     Total Present Value of Tax Credits:               446
                                                  --------
        Total Value of NOLs                       $  2,965
                                                  ========

================================================================================

  (1) As of 12/31/01, per NextHealth 10K dated 3/16/01.
  (2) Source: FactSet
  (3) Present Value of Tax Credits are discounted at 30.0%.

76
==

================================================================================


                         ------------------------------

                              E. Land Development
                               Rights Valuation

                         -------------------------------

                                    APPENDIX - LAND DEVELOPMENT RIGHTS VALUATION
================================================================================
--------------------------------------------------------------------------------

                     Land Development Rights Present Value

($ thousands, except land area and per share data)

Projections /(1)/

                                                            Low Range     Mid Range      High Range
                                                          ------------   -----------    -----------
Sale Price per Acre                                         $   100.00    $   125.00     $   150.00
Number of Acres                                                   21.6          21.6           21.6
                                                          ------------   -----------    -----------
   Total Sale Contibutions                                  $ 2,160.00    $ 2,700.00     $ 3,240.00

Less: Development Costs per Lot                             $    25.00    $    25.00     $    25.00
Number of Lots                                                      26            26             26
                                                          ------------   -----------    -----------
   Total Development Costs                                  $   650.00    $   650.00     $   650.00
                                                          ============   ===========    ===========
   Contibutions less Devlopment Costs                       $  1,510.0    $  2,050.0     $  2,590.0

Sewer Infrastructure Costs per sq. ft.                      $     0.05    $     0.05     $     0.05
Total Number of Square Feet                                     13,200        13,200         13,200
                                                          ------------   -----------    -----------
   Total Sewer Infrastructure Costs                         $   660.00    $   660.00     $   660.00

Total Value of Land Development Rights                      $    850.0    $  1,390.0     $  1,930.0
Less: Taxes (41%)                                           $    348.5    $    569.9     $    791.3
                                                          ------------   -----------    -----------
   Tax adjusted Value of Land Development Rights            $    501.5    $    820.1     $  1,138.7

Total Cash Received from Sale of Rights                     $    501.5    $    820.1     $  1,138.7

                                                                 Low           Mid           High       Assumed Value
                                                                 ---           ---           ----       -------------
                                                          -----------------------------------------        ----------
Range of Land Development Rights Values                     $    501.5    $    820.1     $  1,138.7          $ 820.1
                                                          =========================================        ==========
                                                          -----------------------------------------        ----------
Range of Land Development Rights Values Per Share           $     0.03    $     0.06     $     0.08          $   0.06
                                                          =========================================        ==========

================================================================================
(1) Based upon conversations with NextHealth outside legal counsel/land use plan consultant and local Tucson area commercial real estate broker.

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

================================================================================


                               ----------------------------


                               F. Diluted Share
                               Calculation


                              ------------------------------

                                                       DILUTED SHARE CALCULATION
================================================================================

---------------------------------------------------------------------
Cash Price per Share                                        $   5.100
---------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Common /(1)/     Diluted
                                                                         Repurchased   Net Additional      Shares         Shares
     Option Plan         Options /(1)/   Exercise Price  Cash to Company    Shares         Shares        Outstanding    Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
Warrants                      900,000       $    1.00      $    900,000      176,471          723,529

Series A Convertible
 Preferred                  4,606,500            -                    -            -        4,606,500

DSO Plan                      364,000       $    2.10      $    765,098      150,019          213,981

1990 Plan                     292,850       $    1.83      $    535,772      105,053          187,797

1992 Plan                     603,875       $    3.05      $  1,842,213      361,218          242,657

-----------------------------------------------------------------------------------------------------
                            6,767,225                      $  4,043,083      792,761        5,974,464       8,642,914    14,617,378
                                                                                                                        ===========

================================================================================
(1) Source: NextHealth management as of November 8, 2001.

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